      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION JANUARY 8, 2003



                                                    1933 ACT FILE NO. 333-100875


                                                     1940 ACT FILE NO. 811-21216
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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)


   [X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [X]    PRE-EFFECTIVE AMENDMENT NO. 1
   [ ]    POST-EFFECTIVE AMENDMENT NO.____
                                      AND
   [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940
   [X]    AMENDMENT NO. 5


         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND Exact Name of Registrant as Specified in Declaration of Trust

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               JESSICA R. DROEGER
                          VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

            DAVID A. STURMS                          THOMAS S. HARMAN                        CYNTHIA G. COBDEN
   VEDDER, PRICE, KAUFMAN & KAMMHOLZ           MORGAN, LEWIS & BOCKIUS LLP               SIMPSON THACHER & BARTLETT
           222 N. LASALLE ST.                      1800 M STREET, N.W.                       425 LEXINGTON AVE.
           CHICAGO, IL 60601                      WASHINGTON, D.C. 20036                     NEW YORK, NY 10077

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

                             ---------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box):

     [X]  when declared effective pursuant to section 8(c).

                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


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                                                                         PROPOSED         PROPOSED MAXIMUM
             TITLE OF SECURITIES                  AMOUNT BEING       MAXIMUM OFFERING    AGGREGATE OFFERING       AMOUNT OF
              BEING REGISTERED                     REGISTERED         PRICE PER UNIT           PRICE         REGISTRATION FEE(1)
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MuniPreferred Shares, $0.01 par value........      820 Shares            $25,000            $20,500,000           $1,886.00*
---------------------------------------------------------------------------------------------------------------------------------
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 * $92 has been previously paid


(1) Transmitted prior to filing.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED JANUARY 7, 2003


PROSPECTUS

(NUVEEN INVESTMENTS LOGO)


                                  $20,500,000

         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                              ("MUNIPREFERRED(R)")

                              820 SHARES, SERIES W

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------


     Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objectives are to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that pay interest that is exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and Massachusetts income tax and that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Through November 30, 2003, the Fund may invest in municipal bonds that pay interest that is exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, but not from Massachusetts income tax, provided that no more than 10% of the Fund's investment income during that time may be derived from investments in those bonds. The Fund may at all times invest up to 20% of its net assets in uninsured municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or other municipal bonds that, at the time of investment, are investment grade quality. The Fund cannot assure you that it will achieve its investment objectives.



     The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Investors are advised to read this prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A Statement of Additional Information dated
          , 2003 containing additional information regarding the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page 40 of this prospectus, may be obtained without charge by calling the Fund at (800) 257-8787. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information filed by the Fund electronically with the SEC.


                             ---------------------


     INVESTING IN MUNIPREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 17.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             ---------------------


(R) Registered trademark of Nuveen Investments, LLC



                                                              PER SHARE       TOTAL
                                                              ---------       -----
Public Offering Price                                          $25,000       $
Sales Load(1)                                                  $             $
Proceeds to the Fund (before expenses)(2)                      $             $


------------
(1) One-half of the sales load from this offering will be paid to certain underwriters based on their participation in the Fund's offering of common shares.

(2) Not including offering expenses payable by the Fund estimated to be
    $        .


     The underwriters are offering the shares of MuniPreferred subject to various conditions. The underwriters expect to deliver shares of MuniPreferred in book-entry form, through the facilities of The Depository Trust Company, to
purchasers on or about           , 2003.

                             ---------------------


SALOMON SMITH BARNEY                                     NUVEEN INVESTMENTS, LLC


A.G. EDWARDS & SONS, INC.                                  PRUDENTIAL SECURITIES


          , 2003

     The Fund is offering 820 shares of Series W MuniPreferred. The shares are referred to in this prospectus as "MuniPreferred." The MuniPreferred have a liquidation preference of $25,000 per share, plus any accumulated and unpaid dividends. The MuniPreferred also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. The dividend rate for
the initial dividend rate period will be      % for MuniPreferred Series W. The
initial dividend rate period is from the date of issuance through           ,
2003. For subsequent rate periods, MuniPreferred shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell MuniPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. MuniPreferred shares are not listed on an exchange. You may only buy or sell MuniPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.


     The MuniPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                           -------------------------

                               TABLE OF CONTENTS

Prospectus Summary..........................................     1
Financial Highlights........................................     6
The Fund....................................................     7
Use of Proceeds.............................................     7
Capitalization..............................................     8
Portfolio Composition.......................................     8
The Fund's Investments......................................     9
Risk Factors................................................    17
How the Fund Manages Risk...................................    19
Management of the Fund......................................    20
Description of MuniPreferred Shares.........................    22
The Auction.................................................    30
Description of Common Shares................................    33
Certain Provisions in the Declaration of Trust..............    33
Repurchase of Common Shares; Conversion to Open-End Fund....    34
Tax Matters.................................................    35
Other Matters...............................................    36
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Redemption Agent..........................................    37
Underwriting................................................    38
Legal Opinions..............................................    39
Available Information.......................................    39
Table of Contents for the Statement of Additional
  Information...............................................    40
Taxable Equivalent Yield Table..............................   A-1

                           -------------------------

                               PROSPECTUS SUMMARY

     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and the Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.


The Fund......................   Nuveen Insured Massachusetts Tax-Free Advantage
                                 Municipal Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of Massachusetts. See "The
                                 Fund." The Fund's common shares, $.01 par value
                                 ("common shares"), are traded on the American
                                 Stock Exchange (the "Exchange") under the symbol "NGX." See "Description of Common
                                 Shares." As of December 31, 2002, the Fund had
                                 2,657,000 common shares outstanding and net assets of $38,561,498.



Investment Objectives.........   The Fund's investment objectives are to provide
                                 current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and Massachusetts income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances, the Fund will invest at least
                                 80% of its net assets in a portfolio of
                                 municipal bonds that:


                                 - pay interest that is exempt from regular
                                   federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals; and

                                 - are covered by insurance guaranteeing the
                                   timely payment of principal and interest thereon.

                                 This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund.


                                 With respect to its entire portfolio, the Fund will invest only in bonds and other eligible investments, whether or not insured, that at the time of investment are investment grade quality. Under normal circumstances, the Fund
                                 (i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes, and (ii) will not invest in bonds that pay interest subject to the federal alternative minimum tax applicable to individuals ("AMT Bonds"). Through November 30, 2003 (the "Invest-up Period"), the Fund may invest in municipal bonds that pay interest that is exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals but not from Massachusetts income tax ("Out of State Bonds"), provided that not more than 10% of the Fund's investment income during that time may be derived from investments in Out of State Bonds.


                                 The Fund may at all times invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds, that at the time of investment, are investment grade quality. An investment grade quality bond is a bond rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P") or Fitch Ratings ("Fitch")) by all nationally recognized statistical rating organizations (each an "NRSRO") that rate the bond or a bond that is unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."


Investment Adviser............   Nuveen Advisory Corp. ("Nuveen Advisory") acts
                                 as the Fund's investment adviser. Nuveen
                                 Advisory is a wholly owned subsidiary of The
                                 John Nuveen Company. For more information on fees and expenses, see "Management of the Fund."


The Offering..................   The Fund is offering 820 shares of Series W
                                 MuniPreferred at a purchase price of $25,000 per share. Shares of MuniPreferred are being offered by the underwriters listed under "Underwriting."


Risk Factors Summary..........   Risk is inherent in all investing. Therefore,
                                 before investing in the Fund you should
                                 consider certain risks carefully. The primary risks of investing in MuniPreferred shares are:

                                 - if an auction fails you may not be able to
                                   sell some or all of your shares;

                                 - because of the nature of the market for
                                   MuniPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                 - a rating agency could downgrade MuniPreferred
                                   shares, which could affect liquidity;

                                 - the Fund may be forced to redeem your shares
                                   to meet regulatory or rating agency
                                   requirements or may voluntarily redeem your shares in certain circumstances;

                                 - in extraordinary circumstances the Fund may
                                   not earn sufficient income from its
                                   investments to pay dividends;

                                 - if long-term interest rates rise, the value
                                   of the Fund's investment portfolio will
                                   decline, reducing the asset coverage for the MuniPreferred shares;

                                 - if an issuer of a municipal bond in which the
                                   Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio;

                                 - the Fund is a non-diversified management
                                   investment company and therefore may be more susceptible to any single economic, political or regulatory occurrence; and

                                 - the Fund's policy of investing primarily in
                                   municipal obligations of issuers located in Massachusetts makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater the impact that a downturn in such sector is likely to have on the state's economy.

                                 For additional general risks of investing in MuniPreferred shares of the Fund, see "Risk Factors" below.

Trading Market................   MuniPreferred shares are not listed on an
                                 exchange. Instead, you may buy or sell
                                 MuniPreferred shares at an auction that
                                 normally is held weekly by submitting orders to one of the broker-dealers that has entered into an agreement with the auction agent and the Fund (each, a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MuniPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.


                                 The first auction date for the MuniPreferred
                                 will be           , 2003, the business day
                                 before the dividend payment date for the initial rate period for the MuniPreferred. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.


Dividends and Rate Periods....   The table below shows the dividend rate for the
                                 initial rate period of the MuniPreferred offered in this prospectus. For subsequent rate periods, MuniPreferred shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum
                                 Rate. See "Description of MuniPreferred
                                 shares -- Dividends and Dividend
                                 Periods -- General."

                                 The table below also shows the date from which dividends on the MuniPreferred shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If dividends are payable on a Monday or Tuesday and that day is not a business day, then your dividends will be paid on the first business day that falls after that day. If dividends are payable on a Wednesday, Thursday or Friday and that day is not a business day, then your dividends generally will be paid on the first business day prior to that day.

                                 Finally, the table below shows the number of days of the initial rate period for the MuniPreferred. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than 28 days will be set out in the notice designating a special rate period. See "Description of MuniPreferred shares -- Dividends and Dividend
                                 Periods -- Designation of Special Rate Periods" and "-- Gross-up Payments."

                                                                                   DIVIDEND
                                                                                   PAYMENT                 NUMBER OF
                                                                      DATE OF      DATE FOR   SUBSEQUENT    DAYS OF
                                                                    ACCUMULATION   INITIAL     DIVIDEND     INITIAL
                                                                     AT INITIAL      RATE      PAYMENT       RATE
                                             INITIAL DIVIDEND RATE     RATE*       PERIOD*       DAY        PERIOD
                                             ---------------------  ------------   --------   ----------   ---------

                                  ----------------------------------------------

                                 * All dates are 2003.



Taxation......................   Because under normal circumstances the Fund
                                 will invest substantially all of its assets in municipal bonds that pay interest exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, the income you receive will ordinarily be similarly exempt. Taxable income and gain earned by the Fund will be allocated proportionately to holders of MuniPreferred shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified MuniPreferred dividends may be subject to regular federal income tax on income or gains attributed to the Fund. The Fund intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain for regular federal income tax purposes only, to be paid for the period relating to that auction. For longer periods, the Fund may notify shareholders. In certain limited circumstances, the Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gain. See "Tax Matters."


Ratings.......................   Shares of each series of MuniPreferred will be
                                 issued with a rating of "Aaa" from Moody's and "AAA" from S&P. Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of MuniPreferred shares -- Rating Agency
                                 Guidelines and Asset Coverage."

Redemption....................   Although the Fund will not ordinarily redeem
                                 MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. The
                                 Fund voluntarily may redeem MuniPreferred shares in certain circumstances. See
                                 "Description of MuniPreferred
                                 shares -- Redemption" and "Description of MuniPreferred shares -- Rating Agency
                                 Guidelines and Asset Coverage."

Liquidation Preference........   The liquidation preference of the shares of
                                 MuniPreferred will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of MuniPreferred shares -- Liquidation."

Voting Rights.................   The holders of the Fund's preferred shares,
                                 $.01 par value ("Preferred Shares"), including
                                 MuniPreferred, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years' dividends on the Preferred Shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and Preferred Shares, including MuniPreferred, voting together as a single class. The holders of shares of Preferred Shares, including MuniPreferred, will vote as a separate class or classes on certain other matters as required under the Declaration of Trust, the Investment Company Act of 1940
                                 (the "1940 Act") and Massachusetts law. See
                                 "Description of MuniPreferred shares -- Voting
                                 Rights" and "Certain Provisions in the
                                 Declaration of Trust."

                              FINANCIAL HIGHLIGHTS


     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on November 22, 2002 until December 18, 2002. Since the Fund commenced operations on November 22, 2002, the table covers approximately four weeks of operations, during which a substantial portion of the Fund's assets were held in cash pending investment in municipal bonds that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance. For additional information, see the report of the Fund's independent auditors, which is contained in the Statement of Additional Information and can be obtained by shareholders of the Fund upon request.



                                                                   (UNAUDITED)
                                                               NOVEMBER 22, 2002-
                                                                DECEMBER 18, 2002
                                                               -------------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period......................         $ 14.33
                                                                     -------
     Net Investment Income..................................             .01
     Net Gains on Securities (Unrealized)...................             .07
                                                                     -------
       Total from Investment Operations.....................             .08
                                                                     -------
  Offering Costs............................................            (.03)
                                                                     -------
  Common Share Net Asset Value, End of Period...............         $ 14.38
                                                                     =======
  Per Share Market Value, End of Period.....................         $ 15.00
                                                                     =======
  Total Return on Net Asset Value(a)........................             .35%
  Total Investment Return on Market Value(a)................              --%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets Applicable to Common Shares, End of Period (In
     Thousands).............................................         $35,339
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares Before Reimbursement.....................             .79%*
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares Before Reimbursement.......             .97%*
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares After Reimbursement......................             .47%*
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares After Reimbursement........            1.29%*
  Portfolio Turnover Rate...................................              --%


------------


 * Annualized



(a)Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

                                    THE FUND


     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Massachusetts business trust on September 30, 2002, pursuant to a Declaration of Trust (the "Declaration") governed by the laws of the Commonwealth of Massachusetts. On November 26, 2002, the Fund issued an aggregate of 2,450,000 common shares of beneficial interest, par value $.01 per share, pursuant to the initial public offering thereof. On December 20, 2002 and January 7, 2003, the Fund issued an aggregate of 200,000 and 50,000 common shares of beneficial interest, respectively, par value $.01 per share, in connection with the exercise by the underwriters of the over-allotment option. The Fund's common shares are traded on the Exchange under the symbol "NGX." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund is designed to provide tax benefits to investors who are residents of Massachusetts.



     The following provides information about the Fund's outstanding shares as of December 31, 2002:



                                                                  AMOUNT HELD
                                                     AMOUNT     BY THE FUND OR      AMOUNT
TITLE OF CLASS                                     AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                                     ----------   ---------------   -----------
Common...........................................  unlimited           0           2,657,000
MuniPreferred....................................  unlimited           0                   0
  Series W.......................................        820           0                   0


                                USE OF PROCEEDS


     The net proceeds of this offering will be approximately $19,967,500 after payment of the sales load and estimated offering costs.


     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities in accordance with the Fund's investment policies.

                                 CAPITALIZATION


     The following table sets forth the capitalization of the Fund as of December 31, 2002, and as adjusted to give effect to the issuance of 50,000 Common Shares on January 7, 2003, as well as the shares of MuniPreferred offered hereby.



                                                                   ACTUAL            AS ADJUSTED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2002
                                                              -----------------   -----------------
                                                                 (UNAUDITED)         (UNAUDITED)
MuniPreferred shares, $25,000 stated value per share, at
  liquidation value; unlimited shares authorized (no shares
  issued and 820 shares issued, as adjusted,
  respectively)*............................................     $        --         $20,500,000
                                                                 ===========         ===========
COMMON SHAREHOLDERS' EQUITY:
  Common Shares, $.01 par value per share; unlimited shares
     authorized, 2,657,000 shares outstanding and 2,707,000
     shares outstanding, as adjusted, respectively*.........     $    26,570         $    27,070
  Paid-in surplus**.........................................      37,955,455          38,137,205
  Undistributed net investment income.......................          65,417              65,417
  Net unrealized appreciation of investments................         514,056             514,056
                                                                 -----------         -----------
  Net assets applicable to common shares....................     $38,561,498         $38,743,748
                                                                 ===========         ===========


------------

  * None of these outstanding shares are held by or for the account of the Fund.


 ** As adjusted paid-in surplus reflects the proceeds of the issuance of the common shares ($716,250) less $.01 par value per common share ($500) and the offering costs of $.03 per common share ($1,500) as well as a reduction for the sales load and estimated offering costs of the MuniPreferred shares' issuance ($532,500).


                             PORTFOLIO COMPOSITION


     As of December 31, 2002, 73.38% of the market value of the Fund's portfolio was invested in long-term municipal bonds. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of December 31, 2002.



                                                                 VALUE      PERCENT
                                                              -----------   -------
Insured.....................................................  $26,494,798     77.69%
Not insured***..............................................    7,609,485     22.31
                                                              -----------   -------
  Total.....................................................  $34,104,283    100.00%
                                                              ===========   =======


------------


*** Includes short-term securities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objectives are:


     - to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals and Massachusetts income tax; and


     - to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.


     Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. There can be no assurance that the Fund's attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that the Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common shareholders and MuniPreferred shareholders.



     Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding ("Managed Assets") in a portfolio of municipal bonds that:


     - pay interest that is exempt from regular federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals; and

     - are covered by insurance guaranteeing the timely payment of principal and interest thereon.

This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund.


     With respect to its entire portfolio, the Fund will invest only in bonds and other eligible investments, whether or not insured, that at the time of investment are investment grade quality. Under normal circumstances, the Fund
(i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income tax and (ii) will not invest in AMT Bonds. During the Invest-up Period, the Fund may invest in Out-of-State Bonds, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds. The Fund will purchase Out of State Bonds if other suitable investments are not available. Investment in Out of State Bonds would result in a portion of your dividends being subject to Massachusetts income tax. For more information, see the Statement of Additional Information. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

     The Fund may at all times invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that, at the time of investment, are investment grade quality. Investment grade quality means that such bonds are rated by all NRSROs that rate the bond within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B to the Statement of Additional Information. See "--Municipal Bonds" below for a description of the economic and credit characteristics of municipal issuers in Massachusetts. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "-- Other Investment Companies."


     Each insured municipal bond that the Fund acquires will be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). See "-- Municipal Bond Insurance." The Fund, as non-fundamental policies that can be changed by the Board of Trustees, (A) will only buy Portfolio Insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P or Fitch rates "AAA" and (B) will maintain at least 80% of its total Managed Assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated, at the time of the bond's purchase, "Aaa" by Moody's or "AAA" by S&P or Fitch.

     The credit quality of companies that provide insurance on bonds will affect the value of those bonds. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares or the shares of MuniPreferred.

     The Fund may at all times invest up to 20% of its net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of shares of MuniPreferred are being invested, the Fund may deviate from its investment objectives and policies and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in such short-term investments would result in a portion of your dividends being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and Massachusetts income tax. For more information, see the Statement of Additional Information. Likewise, the Fund may deviate from its normal investment policies and invest up to 5% of its net assets in tax-exempt or in taxable fixed-income or equity securities of an issuer of municipal bonds that the Fund already owns for the purpose of acquiring control of that issuer when Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment. The Fund does not intend to change this policy without prior notification to shareholders. See the Statement of Additional Information under "Other Investment Policies and Techniques -- Miscellaneous Investments."



     The Fund cannot change (i) its fundamental investment restrictions set forth in the Statement of Additional Information or (ii) its policy to invest 80% of its Managed Assets in a portfolio of municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and the federal alternative minimum tax applicable to individuals without the approval of the holders of a "majority of the outstanding" common shares and shares of MuniPreferred voting together as a single class, and of the holders of a "majority of the outstanding" shares of MuniPreferred voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares -- MuniPreferred shares -- Voting Rights" for additional information with respect to the voting rights of holders of shares of MuniPreferred. Other than as noted above, the investment objectives and policies of the Fund may be changed by the Board without shareholder action.


MUNICIPAL BONDS

     General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.


     The municipal bonds in which the Fund will invest are generally issued by the Commonwealth of Massachusetts, a municipality of Massachusetts, or a political subdivision, agency or instrumentality of such Commonwealth or municipality ("Massachusetts municipal bonds"), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax. The Fund may invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that pay interest that is exempt from regular federal and Massachusetts income taxes and the federal alternative minimum tax applicable to individuals. During the Invest-Up Period, the Fund also may invest in Out of State Bonds, subject to the limitations described under "--Investment Objectives and Policies." It is a fundamental policy of the Fund that its investment in municipal bonds to which the interest is not taxable under regular federal income tax or the federal alternative minimum tax applicable to individuals will, under normal circumstances, comprise at least 80% of the Fund's Managed Assets.


     The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

     The Fund expects to primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

     Special Considerations Relating to Massachusetts Municipal Bonds. As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Massachusetts municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal bonds. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Massachusetts. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.


     As of December 31, 2002, Moody's and Fitch maintained Aa2 and AA- ratings on the Commonwealth's general obligation debt, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth in which the Fund may invest. There can be no assurance that these ratings will continue.


     In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than that of the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999. Over the last decade, growth of the Massachusetts economy has averaged 3.8%, while New England and the nation have experienced average growth of 3.3% and 3.5%, respectively. The Massachusetts economy is the largest in New England, making up an average of 47.6% of New England's total Gross Product and an average of 2.7% of the nation's economy over the past decade.


     The Massachusetts services sector, with 37.4% of the non-agricultural work force in August 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.5%), government employment (12.0%) and manufacturing (12.2%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing, and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 was accompanied by increased employment levels; and between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001. However, preliminary data show total non-agricultural employment declining 1.5% from August 2001 to August 2002, with declines in the manufacturing, transportation and public utilities, services, wholesale and retail trade and government employment sectors. If the Commonwealth does not continue to grow economically, its ability to make payments on Massachusetts municipal obligations could be affected.



     The Massachusetts economy is fairly concentrated in the eastern portion of the state, particularly in the metropolitan Boston area. Of the 13 Fortune 500 companies headquartered in the Commonwealth in 2001, 11 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth benefited from the economic growth over the past decade, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts bonds in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal bonds in Massachusetts.

MUNICIPAL BOND INSURANCE

     Each insured municipal bond the Fund acquires will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. The Fund expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). The Fund may obtain Portfolio Insurance from the insurers described in Appendix C to the Statement of Additional Information. The Fund, as a non-fundamental policy that can be changed by its Board, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Fund's assets that may be invested in municipal bonds insured by any one insurer.

     A municipal bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of "Aaa" or "AAA," a bond covered by an Original Issue Insurance or Secondary Market Insurance policy would also typically be assigned the same rating. Such a municipal bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the rating, if any, assigned to a municipal bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below "Aaa" or "AAA." While in the portfolio of the Fund, however, a municipal bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.

     The Fund's policy of investing primarily in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In the event Moody's, S&P or Fitch (or all of them) should downgrade its (or their) rating of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured under Original Issue Insurance or Secondary Market Insurance policies by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time the Fund purchases securities.

     The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

     Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

     Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     Secondary Market Insurance. Subsequent to the time of original issuance of a municipal bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Fund to enhance the value of the security. The Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance, for it if, in Nuveen Advisory's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security without insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in Nuveen Advisory's opinion, the net proceeds of the Fund's sale of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "-- Original Issue Insurance" above.

     Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

     If a municipal bond is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Fund, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.

     In determining whether to insure municipal bonds held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "-- Original Issue Insurance" above.

     Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. The Fund generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Fund.

     One or more Portfolio Insurance policies may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in Nuveen Advisory's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

     The Permanent Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

     The Fund generally intends to retain any insured bonds covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. Except as described above for bonds covered by Portfolio Insurance that are in default or subject to significant risk of default, the Fund will not place any value on the Portfolio Insurance in valuing the municipal bonds it holds.

     Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of the Fund's bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

MISCELLANEOUS INVESTMENTS


     The Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality; provided Nuveen Advisory determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities would result in a portion of your dividend being subject to regular federal and Massachusetts income taxes or the federal alternative minimum tax applicable to individuals.


OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or MuniPreferred shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Holders of the Fund's common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders of the Fund will tend to fluctuate more than the yield generated by unleveraged shares.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MuniPreferred shares.

LIMITED OPERATING HISTORY

     The Fund is a recently organized, non-diversified, closed-end management investment company and has a limited operating history.

INTEREST RATE RISK

     The Fund issues MuniPreferred shares, which pay dividends based on short-term interest rates, and use the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Both long-term and short term interest rates may fluctuate. If short-term interest rates rise, MuniPreferred rates may rise so that the amount of dividends paid to MuniPreferred shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of MuniPreferred shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the MuniPreferred share offering) is available to pay MuniPreferred dividends, however, MuniPreferred dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay MuniPreferred dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the MuniPreferred shares.

AUCTION RISK

     You may not be able to sell your MuniPreferred shares at an auction if the auction fails; that is, if there are more MuniPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of MuniPreferred shares" and "The Auction -- Auction Procedures."

SECONDARY MARKET RISK

     If you try to sell your MuniPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for MuniPreferred shares, if any, are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. MuniPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your MuniPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rates.

RATINGS AND ASSET COVERAGE RISK

     While Moody's and S&P assign ratings of "Aaa" and "AAA," respectively, to MuniPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may make your shares less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades MuniPreferred shares, the Fund will alter its portfolio or redeem MuniPreferred shares. The Fund may voluntarily redeem MuniPreferred shares under certain circumstances. See "Description of MuniPreferred shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

CREDIT RISK

     Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

CONCENTRATION IN MASSACHUSETTS ISSUERS

     The Fund's policy of investing primarily in municipal obligations of issuers located in Massachusetts makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. For a description of unique considerations relating to Massachusetts municipal bonds, see "The Fund's Investments -- Municipal Bonds -- Special Considerations Relating to Massachusetts Municipal Bonds."

MUNICIPAL BOND MARKET RISK

     Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage any assets which might be securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be exempt from regular federal income tax.

MUNICIPAL BOND INSURANCE

     In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund.

     In addition, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing Portfolio Insurance. The Fund does not expect these guidelines to prevent Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

INCOME RISK

     The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to the MuniPreferred could drop as well if the Fund purchases securities with lower interest coupons.

REINVESTMENT RISK


     Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate.


INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of your MuniPreferred investment or the income from that investment will be worth less in the future. In other word, as inflation occurs, the real value of the MuniPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, MuniPreferred dividend rates would increase, tending to offset this risk.

CALL RISK

     If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

ECONOMIC SECTOR RISK

     The Fund may invest 25% or more of its total assets in municipal obligations in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund's assets.

NON-DIVERSIFICATION

     Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." Also, the Fund's policy of generally investing in bonds that are exempt from the federal alternative minimum tax applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Find's ability to optimally diversify its portfolio. In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" common shares and MuniPreferred shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" MuniPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.

     The Fund is subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred shares. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

     The Fund seeks to reduce credit risk by buying bonds that are either covered by insurance or backed by an escrow or trust account, each with the purpose of ensuring timely payment of principal and interest. However, these municipal bonds remain subject to market risk.

HEDGING STRATEGIES

     The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. The Fund does not intend to use derivatives to increase leverage or to enhance current income. Successful implementation of most hedging strategies would generate taxable income.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER


     Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $43.6 billion in assets under management as of October 31, 2002. See the Statement of Additional Information under "Investment Adviser."



     Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas Futrell is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities through January 12, 2003. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986. He is Vice President of Nuveen Advisory and a Chartered Financial Analyst. Mr. Futrell currently manages investments for twenty-nine
(29) Nuveen-sponsored investment companies. Effective January 13, 2003, Thomas
J. O'Shaughnessy will be the portfolio manager for the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1991 and an Assistant Vice President of Nuveen Advisory since 1998. He became a Vice President of Nuveen Advisory in January, 2002. Effective January 13, 2003, Mr. O'Shaughnessy will manage investments for sixteen (16) Nuveen-sponsored investment companies.



     Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, The John Nuveen Company and its affiliates had over $84 billion of assets under management or surveillance as of October 31, 2002. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

AVERAGE DAILY MANAGED ASSETS                                  MANAGEMENT FEE
----------------------------                                  --------------
Up to $125 million..........................................      .6500%
$125 million to $250 million................................      .6375
$250 million to $500 million................................      .6250
$500 million to $1 billion..................................      .6125
$1 billion to $2 billion....................................      .6000
$2 billion and over.........................................      .5750


     In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


     For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                    PERCENTAGE                                          PERCENTAGE
                                    REIMBURSED                                          REIMBURSED
             YEAR                (AS A PERCENTAGE                YEAR                (AS A PERCENTAGE
            ENDING                  OF MANAGED                  ENDING                  OF MANAGED
         NOVEMBER 30,                ASSETS)                 NOVEMBER 30,                ASSETS)
-------------------------------  ----------------   -------------------------------  ----------------
2002(1)........................        .32%         2007...........................        .32%
2003...........................        .32          2008...........................        .24
2004...........................        .32          2009...........................        .16
2005...........................        .32          2010...........................        .08
2006...........................        .32

------------

(1) From the commencement of operations.

     Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2010.

                      DESCRIPTION OF MUNIPREFERRED SHARES

     The following is a brief description of the terms of the MuniPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the MuniPreferred shares in the Fund's Statement attached as Appendix A to the Statement of Additional Information. Capitalized terms not otherwise defined in the prospectus shall have the same meaning as defined in the Statement.

GENERAL


     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of holders of common shares. The Statement currently authorizes the issuance of 820 shares of MuniPreferred Series W. All MuniPreferred shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).


     The MuniPreferred shares of each series will rank on parity with shares of any other series of MuniPreferred and with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All MuniPreferred shares carry one vote per share on all matters on which such shares are entitled to be voted. Shares of MuniPreferred are, when issued, fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS


     General.  The Initial Rate Period of MuniPreferred Series W will be a
period consisting of      days. Any Subsequent Rate Period of shares of a series
of MuniPreferred will be a Minimum Rate Period (7 Rate Period Days), unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "-- Designation of Special Rate Periods" below.



     Dividends on shares of each series of MuniPreferred shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and
applicable law, on shares of MuniPreferred Series W, on           , 2003, and
thereafter on each Thursday; provided, however, that (i) if the Monday or the Tuesday, as the case may be, on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be; (ii) if the Wednesday, Thursday or Friday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and (iii) the Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.


     The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.


     Dividends on shares of each series of MuniPreferred will accumulate from the Date of Original Issue thereof. The dividend rate for shares of MuniPreferred of a particular series for the initial Rate Period for such shares
shall be      % per annum for Series W. For each Subsequent Rate Period of shares of MuniPreferred of a particular series, the dividend rate for such shares will be the Applicable Rate for such shares that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for shares of any series of MuniPreferred will not be greater than the Maximum Rate for shares of such series, which is:


          (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

             (A) the dividend rate on shares of such series for the then-ending Rate Period; and

             (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

          (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

     If an Auction for any Subsequent Rate Period of shares of any series of MuniPreferred is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.


     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the Subsequent Rate

Period thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.


     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2").


     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2").


     A failure to pay dividends on, or the redemption price of, shares of any series of MuniPreferred shall have been cured (if such failure to deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period thereof if, within the respective time periods described in the Statement, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of shares of MuniPreferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.


     Gross-up Payments. Holders of shares of MuniPreferred are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as described below under "The Auction -- Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares

(initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred without having given notice thereof to the Auction Agent, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.


     A "Gross-up Payment" means payment to a holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of shares of MuniPreferred is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code or successor provisions) would be taxable in the hands of each holder of shares of MuniPreferred at the maximum marginal combined regular federal personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local income taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.


     Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any shares of MuniPreferred are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, its common shares or other shares, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of its common shares or any other shares of the Fund ranking junior to, or on parity with, shares of MuniPreferred as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Fund), unless (a) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Fund shall have redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any shares of MuniPreferred are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of common shares or any other shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the MuniPreferred Basic Maintenance

Amount in accordance with guidelines of the rating agency or agencies then rating the shares of MuniPreferred.

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares bear to each other.

     Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a particular series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give MuniPreferred shareholders notice of a special rate period as provided in the Statement.

REDEMPTION


     Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its eligible portfolio securities equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage (as defined below), in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, shares of MuniPreferred will be subject to mandatory redemption on a date fixed by the Board out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the lesser of the
(i) minimum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, necessary to restore the required Discounted Value or the 1940 Act MuniPreferred Asset Coverage, as the case may be, and (ii) the maximum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed with the funds legally available under the Declaration of Trust and applicable law.


     Optional Redemption. Shares of MuniPreferred of each series are redeemable, at the option of the Fund:

          (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 250 shares of such series would remain outstanding;
     (ii) shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and
     (iii) the notice establishing a Special Rate Period of shares of such series, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

          (b) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     Notwithstanding the foregoing, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

LIQUIDATION


     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of MuniPreferred with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of shares of MuniPreferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the common shares or any other class of shares of the Fund ranking junior to the MuniPreferred, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of shares of MuniPreferred of the full preferential amounts provided for as described in this paragraph, the holders of shares of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.



     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund, shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of the foregoing paragraph.


RATING AGENCY GUIDELINES AND ASSET COVERAGE

     The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The MuniPreferred Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of MuniPreferred then outstanding and (b) certain accrued and projected payment obligations of the Fund.


     The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to shares of MuniPreferred, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to all outstanding senior securities which are shares of beneficial interest, including MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act MuniPreferred Asset Coverage"). Based on the composition of the portfolio of the Fund and market conditions as of December 31, 2002, 1940 Act MuniPreferred Asset Coverage with respect to shares of MuniPreferred, assuming the issuance of 50,000 Common Shares on January 7, 2003, less the offering costs related thereto, and the issuance of all shares of MuniPreferred offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at $532,500, would have been computed as follows:



         Value of Fund assets less liabilities not
               constituting senior securities                         $59,243,748
------------------------------------------------------------   =    ---------------    =    289%
      Senior securities representing indebtedness plus                $20,500,000
      liquidation value of the shares of MuniPreferred


     In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, the Fund will be required to redeem shares of MuniPreferred as described under "Redemption -- Mandatory Redemption" above.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of MuniPreferred may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of MuniPreferred.

     As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the shares of MuniPreferred are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of MuniPreferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

     A rating agency's guidelines will apply to shares of MuniPreferred only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating shares of MuniPreferred.

VOTING RIGHTS

     Except as otherwise provided in this prospectus and in the Statement of Additional Information, in the Declaration of Trust or as otherwise required by law, holders of shares of MuniPreferred will have equal voting rights with holders of common shares and any Preferred Shares (one vote per share) and will vote together with holders of common shares and any Preferred Shares as a single class.

     In connection with the election of the Fund's trustees, holders of outstanding Preferred Shares, including MuniPreferred shares, voting as a separate class, are entitled to elect two of the Fund's trustees, and the remaining trustees are elected by holders of common shares and Preferred Shares, including MuniPreferred shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding Preferred Shares, including MuniPreferred shares, shall be due and unpaid in an amount equal to at least two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including MuniPreferred shares, the number of trustees constituting the Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of MuniPreferred, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including shares of MuniPreferred, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including MuniPreferred shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including MuniPreferred shares (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

     So long as any shares of MuniPreferred are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the shares of MuniPreferred outstanding at the time (voting as a separate class):

          (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Fund or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of MuniPreferred or classes or series of Preferred Shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Fund; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive
     of accumulated and unpaid dividends, may not exceed $          ) or

          (b) amend, alter or repeal the provisions of the Declaration of Trust, including the Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the holders thereof;

provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of MuniPreferred shares in a manner different from any other series of MuniPreferred shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

     The Board may, without shareholder approval, from time to time, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of MuniPreferred. Unless a higher percentage is provided for in the Declaration of Trust (see "Certain Provisions in the Declaration of Trust"), (A) the affirmative vote of the holders of at least a majority of the Preferred Shares, including MuniPreferred shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including MuniPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including MuniPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

     The foregoing voting provisions will not apply with respect to shares of MuniPreferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

     The Statement provides that, except as otherwise described herein, the Applicable Rate for the shares of each series of MuniPreferred, including the shares of MuniPreferred to be issued in this offering, for each Rate Period of shares of such series after the initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Statement for a more complete description of the Auction process.

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board will use its best efforts to appoint a successor Auction Agent. The Fund may remove the Auction Agent; provided, that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred.

     The Auction Agent, on the Business Day next succeeding each Auction for shares of MuniPreferred, will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than 364 days, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of 364 days or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of MuniPreferred then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MuniPreferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MuniPreferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for shares of a series of MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of MuniPreferred do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of MuniPreferred that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.


     The Auctions for shares of MuniPreferred Series W will normally be held every Wednesday and each Subsequent Rate Period of shares of such series will normally begin on the following Thursday.


     Whenever the Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF MUNIPREFERRED SHARES

     The Broker-Dealers are expected to maintain a secondary trading market in shares of MuniPreferred outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in shares of MuniPreferred will provide owners with liquidity of investment. The shares of MuniPreferred are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

     In addition to the MuniPreferred shares, the Declaration authorizes the issuance of an unlimited number of common shares, par value of $0.01 per share. All outstanding common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation, are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred shares are outstanding, holders of the Fund's common shares will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred shares would be at least 200% after giving effect to the distributions.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares and MuniPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."


     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS


     The discussions below and in the Statement of Additional Information provide general U.S. federal income tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the MuniPreferred shares before making such an investment.


FEDERAL INCOME TAX MATTERS


     The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders each year. Therefore, it is not expected that the Fund will be subject to any federal income tax on its income and net capital gains distributed to shareholders. The Fund primarily invests in municipal bonds from issuers located in Massachusetts or in municipal bonds whose income is otherwise exempt from regular federal and Massachusetts income taxes and the federal alternative minimum tax applicable to individuals. Substantially all of the Fund's dividends to you should qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Different federal alternative minimum tax rules apply to individuals and to corporations.


     In addition to exempt-interest dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. These distributions will generally be taxable to holders of MuniPreferred. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the common shares and MuniPreferred shares in proportion to total dividends paid to each class for the year. The Fund intends to notify MuniPreferred shareholders in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances the Fund will make payments to MuniPreferred shareholders to offset the tax effects of the taxable distribution. See "Description of MuniPreferred shares -- Dividends and Dividend Periods -- Gross-Up Payments." As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends-received deduction available to corporations. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.


     The sale or other disposition of common shares or shares of MuniPreferred of the Fund will normally result in capital gain or loss to shareholders if such shares are held as a capital asset. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, long-term capital gains are generally subject to reduced rates of taxation. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for, any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

     The Code provides that interest on indebtedness incurred or used to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.



     If you receive social security benefits you should be aware that exempt-interest dividends may be taken into account in calculating the amount of the benefits that is subject to federal income tax.



     The Fund is required in certain circumstances to withhold a portion of any taxable dividends and certain other payments paid to certain MuniPreferred holders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.


     The Statement of Additional Information contains a more detailed summary of the federal income tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive. You should consult with your tax advisor about federal income tax matters before making an investment in the Fund.

MASSACHUSETTS TAX MATTERS

     The following is based upon the advice of Edwards & Angell, LLP, special counsel to the Fund.

     The Fund's regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the Fund distributes any taxable income, or if you sell or exchange Fund shares and realize a capital gain on the transaction.

     The treatment of corporate shareholders of the Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts tax matters. Please refer to the Statement of Additional Information for more detailed information.

                                 OTHER MATTERS


     A lawsuit was brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen Investments, LLC ("Nuveen"), and ultimately heard in the federal district court for the Northern District of Illinois. The suit was originally brought against Nuveen, Nuveen Advisory, six Nuveen investment companies (the "leveraged closed-end funds") managed by Nuveen Advisory and two of the leveraged closed-end funds' former directors seeking unspecified damages, an injunction and other relief. The suit also sought certification of a defendant class consisting of all Nuveen-managed leveraged funds.


     The plaintiffs alleged that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.

     The defendants filed motions to dismiss the entire lawsuit asserting that the claims were without merit and to oppose certification of any classes. On March 30, 1999, the court entered a memorandum opinion and order (1) granting the defendants' motion to dismiss all of plaintiffs' counts against the defendants other than

Nuveen Advisory, (2) granting Nuveen Advisory's motion to dismiss all of plaintiffs' counts against it other than breach of fiduciary duty under Section 36(b) of the 1940 Act, and (3) denying the plaintiffs' motion to certify a plaintiff class and a defendant class. No appeal was made by plaintiffs of this decision, and the remaining Section 36(b) count against Nuveen Advisory is discussed below.

     As to alleged damages, plaintiffs have claimed as damages the portion of all advisory compensation received by Nuveen Advisory from the funds during the period from June 21, 1995 to the present that is equal to the proportion of each of such fund's preferred stock to its total assets. The preferred stock constitutes approximately one third of the funds' assets so the amount claimed would equal approximately one third of management fees received by Nuveen Advisory for managing the funds during this period. Nuveen Advisory believes that it has no liability and the plaintiffs have suffered no damages and filed a motion for summary judgment as to both liability and damages.


     Plaintiffs filed a motion for partial summary judgment as to liability only. In a memorandum opinion and order dated September 6, 2001, the federal district court granted Nuveen Advisory's motion for summary judgment and denied plaintiffs' motion for partial summary judgment, thereby terminating the litigation before the court. Plaintiffs appealed this decision on October 8, 2001. In an opinion dated July 8, 2002, the Seventh Circuit Court of Appeals affirmed the opinion of the district court dismissing the plaintiffs' lawsuit. Plaintiffs filed a petition for certiorari with the United States Supreme Court on October 1, 2002 seeking to appeal the Seventh Circuit opinion. The United States Supreme Court denied the petition on December 16, 2002.


                      CUSTODIAN, TRANSFER AGENT, DIVIDEND
                     DISBURSING AGENT AND REDEMPTION AGENT

     The custodian of the assets of and transfer, shareholder services and dividend paying agent for the Fund is State Street Bank Corp., 225 Franklin Street, Boston, Massachusetts 02110. The Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, NJ 07311, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                  UNDERWRITING


     Salomon Smith Barney Inc. is acting as the representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of shares of MuniPreferred set forth opposite the name of such underwriter.



                                                              NUMBER OF
UNDERWRITERS                                                   SHARES
------------                                                  ---------
Salomon Smith Barney Inc. ..................................
Nuveen Investments, LLC.....................................
A.G. Edwards & Sons, Inc. ..................................
Prudential Securities Incorporated..........................
                                                               -------
  Total.....................................................
                                                               =======


     The underwriting agreement provides that the obligations of the several underwriters to purchase the MuniPreferred shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the MuniPreferred shares if they purchase any of the MuniPreferred shares.


     The underwriters propose to offer some of the MuniPreferred shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the MuniPreferred shares to dealers at the public
offering price less a concession not in excess of $     per MuniPreferred share.
The sales load the Fund will pay of $     per share is equal to      % of the
initial offering price. One half of the sales load from this offering will be paid to certain underwriters based on their participation in the offering of the Fund's common shares. The underwriters may allow, and such dealers may reallow,
a concession not in excess of $     per MuniPreferred share on sales to other
dealers. If all of the MuniPreferred shares are not sold at the initial offering price, the underwriters may change the public offering price and other selling terms. Investors must pay for any MuniPreferred shares purchased on or before
          , 2003.



     The Fund anticipates that certain of the underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.


     The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     Nuveen, one of the underwriters, is an affiliate of Nuveen Advisory.

     The Fund and Nuveen Advisory have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the MuniPreferred shares will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett, New York, New York. Vedder, Price, Kaufman & Kammholz and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts and as to certain matters of Massachusetts law on the opinion of Edwards & Angell, LLP.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and MuniPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Objectives.......................................   S-2
Investment Policies and Techniques..........................   S-5
Other Investment Policies and Techniques....................  S-11
Management of the Fund......................................  S-13
Investment Adviser..........................................  S-21
Portfolio Transactions......................................  S-23
Net Asset Value.............................................  S-24
Additional Information Concerning the Auctions for
  MuniPreferred.............................................  S-24
Certain Provisions in the Declaration of Trust..............  S-26
Repurchase of Common Shares; Conversion to Open-End Fund....  S-27
Tax Matters.................................................  S-28
Experts.....................................................  S-33
Custodian...................................................  S-33
Additional Information......................................  S-33
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Appendices
Appendix A -- Statement Establishing and Fixing the Rights
              and Preferences of MuniPreferred Shares.......   A-1
Appendix B -- Ratings of Investments........................   B-1
Appendix C -- Description of Insurers.......................   C-1
Appendix D -- Hedging Strategies and Risks..................   D-1
Appendix E -- Factors Pertaining to Massachusetts...........   E-1

                         TAXABLE EQUIVALENT YIELD TABLE


     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield for federal regular income tax purposes on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yield for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 2003 listed below:


                     TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

                                 TAX-FREE YIELD

COMBINED
TAX RATE*   0.50%   1.00%   1.50%   2.00%   2.50%   3.00%
---------   -----   -----   -----   -----   -----   -----
  10.00%    0.56%   1.11%   1.67%   2.22%   2.78%   3.33%
  15.00     0.59    1.18    1.76    2.35    2.94    3.53
  27.00     0.68    1.37    2.05    2.74    3.42    4.11
  30.00     0.71    1.43    2.14    2.86    3.57    4.29
  35.00     0.77    1.54    2.31    3.08    3.85    4.62
  38.60     0.81    1.63    2.44    3.26    4.07    4.89

------------
* In the table above, the taxable equivalent yields are calculated assuming that the Fund's exempt-interest dividends are 100% federally tax-free. To the extent the Fund were to invest in federally taxable investments (which it does not expect to do), its taxable equivalent yield would be lower.

                                 MASSACHUSETTS


     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined federal and Massachusetts tax rates, using published 2003 marginal federal tax rates and marginal Massachusetts tax rates currently available and scheduled to be in effect.



                                      FEDERAL   STATE    COMBINED
 SINGLE RETURN       JOINT RETURN       TAX      TAX       TAX
    BRACKET            BRACKET         RATE     RATE**    RATE**    0.50%   1.00%   1.50%   2.00%   2.50%   3.00%
----------------   ----------------   -------   ------   --------   -----   -----   -----   -----   -----   -----
$        0-6,000   $       0-12,000    10.00%    5.30%    14.80%    0.59%   1.17%   1.76%   2.35%   2.93%   3.52%
    6,000-28,400      12,000-47,450    15.00     5.30     19.50     0.62    1.24    1.86    2.48    3.11    3.73
   28,400-68,800     47,450-114,650    27.00     5.30     30.90     0.72    1.45    2.17    2.89    3.62    4.34
  68,800-143,500    114,650-174,700    30.00     5.30     33.70     0.75    1.51    2.26    3.02    3.77    4.52
 143,500-311,950    174,700-311,950    35.00     5.30     38.40     0.81    1.62    2.44    3.25    4.06    4.87
    Over 311,950       Over 311,950    38.60     5.30     41.90     0.86    1.72    2.58    3.44    4.30    5.16



------------



** The Massachusetts state tax rate shown is the rate at which interest is generally taxed. A taxpayer may make an election which would result in interest and dividends being taxed at a higher rate. Certain other types of income are taxed at other rates. The combined state and federal tax rates shown reflect the fact that state tax payments are currently deductible for federal tax purposes. In addition, please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The numbers in the Combined Tax Rate Column are rounded to the nearest one-tenth of one percent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $20,500,000


                     NUVEEN INSURED MASSACHUSETTS TAX-FREE
                            ADVANTAGE MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                                MUNIPREFERRED(R)


                              820 SHARES, SERIES W


                                ---------------

                                   PROSPECTUS


                                          , 2003


                                ---------------

                              SALOMON SMITH BARNEY

                            NUVEEN INVESTMENTS, LLC


                           A.G. EDWARDS & SONS, INC.


                             PRUDENTIAL SECURITIES


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                     SUBJECT TO COMPLETION, DATED     , 2003

         Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information relating to MuniPreferred shares of the Fund ("MuniPreferred shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto
dated           , 2003 (the "Prospectus"). This Statement of Additional
Information does not include all information that a prospective investor should consider before purchasing MuniPreferred shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----
Investment Objectives................................................S-2
Investment Policies and Techniques...................................S-5
Other Investment Policies and Techniques............................S-11
Management of the Fund..............................................S-13
Investment Adviser..................................................S-21
Portfolio Transactions..............................................S-23
Net Asset Value.....................................................S-24
Additional Information Concerning the Auctions for MuniPreferred....S-24
Certain Provisions in the Declaration of Trust......................S-26
Repurchase of Common Shares; Conversion to Open-End Fund............S-27
Tax Matters.........................................................S-28
Experts  ...........................................................S-33
Custodian...........................................................S-33
Additional Information..............................................S-33
Report of Independent Auditors.......................................F-1
Financial Statements.................................................F-2

Appendices
Appendix A -- Statement Establishing and Fixing the Rights
                  and Preferences of MuniPreferred Shares............A-1
Appendix B-- Ratings of Investments..................................B-1
Appendix C-- Description of Insurers.................................C-1
Appendix D-- Hedging Strategies and Risks............................D-1
Appendix E-- Factors Pertaining to Massachusetts.....................E-1


         This Statement of Additional Information is dated     , 2003

                             INVESTMENT OBJECTIVES


         The Fund's investment objectives are to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and Massachusetts income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.


         The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. There can be no assurance that the Fund's attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that the Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to holders of common shares and MuniPreferred shares. The Fund's investment objectives are fundamental policies of the Fund.

         Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a portfolio of municipal bonds that:

         o pay interest that is exempt from regular federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals; and

         o are covered by insurance guaranteeing the timely payment of principal and interest thereon.

         This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund.


         With respect to its entire portfolio, the Fund will invest only in bonds and other eligible investments, whether or not insured, that at the time of investment are investment grade quality. Under normal circumstances, the Fund
(i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and (ii) will not invest in AMT Bonds. Through November 30, 2003 (the "Invest-up Period"), the Fund may invest in municipal bonds that pay interest that is exempt from regular federal tax and the federal alternative minimum tax applicable to individuals but not from Massachusetts income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from investment in Out of State Bonds. It is a fundamental policy of the Fund that its investments in municipal bonds the interest on which is not taxable under regular federal income tax, and the federal alternative minimum income tax applicable to individuals and Massachusetts income tax will, under normal circumstances, comprise at least 80% of the Fund's Managed Assets. The Fund will notify shareholders at least 60 days prior to any change in its policy to invest 80% of its Managed Assets in bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon.


         The Fund may at all times invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated by all NRSROs that rate the bond within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory.

INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and MuniPreferred shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred shares voting as a separate class:

         (1) Under normal circumstances, invest less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from both regular federal and Massachusetts income taxes and the federal alternative minimum tax applicable to individuals;


         (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

         (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

         (4) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

         (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

         (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

         (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

         (8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and

         (9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

         For purposes of the foregoing and "Description of Shares -- MuniPreferred shares -- Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non- governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risk Factors", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

         (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

         (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred shares are outstanding.

         (5) Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

         (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

INVESTMENT IN MUNICIPAL BONDS

         PORTFOLIO INVESTMENTS

         Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a portfolio of municipal bonds that (i) pay interest that is exempt from regular federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals and (ii) are covered by insurance guaranteeing the timely payment of principal and interest thereon. This insurance does not protect the market value of portfolio holdings or the net asset value of the Fund. During the Invest-up Period, the Fund may invest in Out of State Bonds, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds.

         The Fund may at all times invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated by all NRSROs that rate the bond within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory.

         With respect to its entire portfolio, the Fund will invest only in bonds and other eligible investments, whether or not insured, that at the time of investment are investment grade quality. Under normal circumstances, and except for the temporary investments described below, the Fund (i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal and Massachusetts income taxes and (ii) will not invest in AMT Bonds.

         Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

         Each insured municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund and/or a third party subsequent to the time of original issuance

("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund, as non-fundamental policies that can be changed by the Board of Trustees, (A) will only buy Portfolio Insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P or Fitch rates "AAA," and (B) will maintain at least 80% of its total Managed Assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated, at the time of the bond's purchase, "Aaa" by Moody's or "AAA" by S&P or Fitch.

         Information about the primary municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of Portfolio Insurance is set forth in Appendix D hereto.

         The Fund may at all times invest up to 20% of its net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

         The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques -- Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

         The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

         Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value.

         Likewise, the Fund may deviate from its normal investment policies and invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities of an issuer of municipal bonds that the Fund already owns for the purpose of acquiring control of that issuer when Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment.

         Also included within the general category of municipal bonds described in the Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

         The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

ADDITIONAL INFORMATION ON MUNICIPAL BOND INSURANCE

         Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to the fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of the principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

         Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. The Fund's Board of Trustees will generally reserve the right to terminate each policy upon seven day's written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.

SHORT-TERM INVESTMENTS

         SHORT-TERM TAXABLE FIXED INCOME SECURITIES

         For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Fund's investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

         SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

         Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

         Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

         Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

         Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

         Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

         Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

         Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

         Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

         While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

HEDGING STRATEGIES

         The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

         These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. The Fund does not intend to use derivatives to increase leverage or to enhance current income. Successful implementation of most hedging strategies would generate taxable income. For further information regarding these investment strategies and risks presented thereby, see Appendix D to this Statement of Additional Information.

FACTORS PERTAINING TO MASSACHUSETTS

         Factors pertaining to Massachusetts are set forth in Appendix E.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

ILLIQUID SECURITIES

         The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

         Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

OTHER INVESTMENT COMPANIES

         The Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or MuniPreferred shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

MISCELLANEOUS INVESTMENTS

         The Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities would result in a portion of your dividend being subject to regular federal and Massachusetts income taxes.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and MuniPreferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

         The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and may be more speculative than such securities. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                   POSITIONS AND
                                   OFFICES WITH                                                       NUMBER OF
                                        THE                                                         PORTFOLIOS IN
                                   FUND AND YEAR               PRINCIPAL OCCUPATIONS                 FUND COMPLEX
       NAME, BIRTHDATE             FIRST ELECTED           INCLUDING OTHER DIRECTORSHIPS             OVERSEEN BY
         AND ADDRESS              OR APPOINTED(1)              DURING PAST FIVE YEARS                  TRUSTEE
       ---------------            ---------------           -----------------------------            -------------
Trustee who is an interested person of the Fund:

Timothy R. Schwertfeger*          Chairman of the    Chairman and Director (since 1996) of The           141
3/28/49                         Board and Trustee    John Nuveen Company, Nuveen Investments, LLC,
333 West Wacker Drive                  2002          Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                    Institutional Advisory Corp.; prior
                                                     thereto, Executive Vice President and
                                                     Director of The John Nuveen Company and
                                                     Nuveen Investments, LLC; Director (since 1992)
                                                     and Chairman (since 1996) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.; Chairman and Director
                                                     (since 1997) of Nuveen Asset Management
                                                     Inc.; Director (since 1996) of
                                                     Institutional Capital Corporation;
                                                     Chairman and Director (since 1999) of
                                                     Rittenhouse Financial Services Inc.;
                                                     Chief Executive Officer (since 1999) of
                                                     Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Fund:

Robert P. Bremner                     Trustee        Private Investor and Management                     122
8/22/40                                2002          Consultant.
3725 Huntington Street,
     N.W.
Washington, D.C.  20015

Lawrence H. Brown                     Trustee        Retired (August 1989) as Senior Vice                122
7/29/34                                2002          President of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL  60040

Anne E. Impellizzeri                  Trustee        Retired, formerly, Executive Director               122
1/26/33                                2002          of Manitoga (Center for Russel Wright's
15 High Street                                       Design with Nature); prior thereto,
Cold Spring, NY 10516                                President and Executive Officer
                                                     of Blanton-Peale Institutes Chief of
                                                     Religion and Health (since 1990); prior
                                                     thereto, Vice President, Metropolitan
                                                     Life Insurance Co.


----------

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

                                   POSITIONS AND
                                   OFFICES WITH                                                       NUMBER OF
                                        THE                                                         PORTFOLIOS IN
                                   FUND AND YEAR               PRINCIPAL OCCUPATIONS                 FUND COMPLEX
       NAME, BIRTHDATE             FIRST ELECTED           INCLUDING OTHER DIRECTORSHIPS             OVERSEEN BY
         AND ADDRESS               OR APPOINTED(1)             DURING PAST FIVE YEARS                  TRUSTEE
       ---------------             ---------------         -----------------------------            -------------
Peter R. Sawers                       Trustee        Adjunct Professor of Business and                   122
4/3/33                                 2002          Economics, University of Dubuque, Iowa;
22 The Landmark                                      formerly (1991-2000) Adjunct Professor,
Northfield, IL  60093                                Lake Forest Graduate School of
                                                     Management, Lake Forest, Illinois; prior
                                                     thereto, Executive Director, Towers Perrin
                                                     Australia, a management consulting firm;
                                                     Chartered Financial Analyst; Certified
                                                     Management Consultant.

William J. Schneider                  Trustee        Senior Partner and Chief Operating                  122
9/24/44                                2002          Officer, Miller-Valentine Group, Vice
4000 Miller-Valentine Ct.                            President, Miller-Valentine Realty, a
P. O. Box 744                                        development and contract company; Chair,
Dayton, OH  45439                                    Miami Valley Hospital; Chair, Miami
                                                     Valley Economic Development Coalition;
                                                     formerly, Member, Community Advisory
                                                     Board, National City Bank, Dayton, Ohio
                                                     and Business Advisory Council, Cleveland
                                                     Federal Reserve Bank.

Judith M. Stockdale                   Trustee        Executive Director, Gaylord and Dorothy             122
12/29/47                               2002          Donnelley Foundation (private philanthropic
35 E. Wacker Drive                                   foundation) (since 1994); prior thereto,
Suite 2600                                           Executive Director, Great Lakes
Chicago, IL  60601                                   Protection Fund (from 1990 to 1994).

                                   POSITIONS AND
                                   OFFICES WITH                                                       NUMBER OF
                                        THE                                                         PORTFOLIOS IN
                                   FUND AND YEAR               PRINCIPAL OCCUPATIONS                 FUND COMPLEX
       NAME, BIRTHDATE             FIRST ELECTED           INCLUDING OTHER DIRECTORSHIPS             OVERSEEN BY
         AND ADDRESS               OR APPOINTED(2)              DURING PAST FIVE YEARS                  TRUSTEE
       ---------------             ---------------         -----------------------------            -------------
Officers of the Fund:

Gifford R. Zimmerman                   Chief         Managing Director (since 2002), Assistant           141
9/9/56                            Administrative     Secretary and Associate General Counsel,
333 W. Wacker Drive                   Officer        formerly, Vice President and Assistant
Chicago, IL  60606                     2002          General Counsel of Nuveen Investments, LLC;
                                                     Managing Director (since 2002), General
                                                     Counsel and Assistant Secretary,
                                                     formerly, Vice President of Nuveen Advisory
                                                     Corp. and Nuveen Institutional Advisory
                                                     Corp.; Managing Director (since 2002),
                                                     Assistant Secretary, formerly, Vice President
                                                     (since 1999) of Nuveen Senior Loan Asset
                                                     Management Inc.; Managing Director (since
                                                     2002), Assistant Secretary and Associate
                                                     General Counsel, formerly, Vice President
                                                     (since 2000), of Nuveen Asset Management
                                                     Inc.; Vice President and Assistant Secretary
                                                     of The John Nuveen Company (since 1994);
                                                     Chartered Financial Analyst.

Michael T. Atkinson             Vice President and   Vice President (since January 2002),                141
2/3/66                          Assistant Secretary  formerly, Assistant Vice President (since
333 W. Wacker Drive                    2002          2000), previously, Associate of Nuveen
Chicago, IL  60606                                   Investments, LLC.

Paul L. Brennan                   Vice President     Vice President (since January 2002),                136
11/10/66                               2002          formerly, Assistant Vice President (since
333 W. Wacker Drive                                  1997), of Nuveen Advisory Corp.; prior
Chicago, IL  60606                                   thereto, portfolio manager of Flagship
                                                     Financial Inc.; Chartered Financial
                                                     Analyst and Certified Public Accountant.

Peter H. D'Arrigo               Vice President and   Vice President of Nuveen Investments, LLC           141
11/28/67                             Treasurer       (since 1999), prior thereto, Assistant
333 W. Wacker Drive                    2002          Vice President (from 1997); Vice
Chicago, IL  60606                                   President and Treasurer (since 1999) of
                                                     Nuveen Senior Loan Asset Management Inc.;
                                                     formerly Associate of Nuveen Investments;
                                                     Chartered Financial Analyst.

Susan M. DeSanto                  Vice President     Vice President of Nuveen Advisory Corp.             141
9/8/54                                 2002          (since 2001); previously, Vice President
333 W. Wacker Drive                                  of Van Kampen Investment Advisory Corp.
Chicago, IL  60606                                   (since 1998); prior thereto, Assistant
                                                     Vice President of Van Kampen Investment
                                                     Advisory Corp. (since 1994).

                                   POSITIONS AND
                                   OFFICES WITH                                                       NUMBER OF
                                        THE                                                         PORTFOLIOS IN
                                   FUND AND YEAR               PRINCIPAL OCCUPATIONS                 FUND COMPLEX
       NAME, BIRTHDATE             FIRST ELECTED           INCLUDING OTHER DIRECTORSHIPS             OVERSEEN BY
         AND ADDRESS               OR APPOINTED(2)             DURING PAST FIVE YEARS                  TRUSTEE
       ---------------             ---------------         -----------------------------            -------------
Jessica R. Droeger              Vice President and   Vice President (since January 2002) and             141
9/24/64                              Secretary       Assistant General Counsel (since 1998);
333 W. Wacker Drive                    2002          formerly, Assistant Vice President (since
Chicago, IL  60606                                   1998) of Nuveen Investments, LLC; Vice
                                                     President (since May 2002), formerly
                                                     Assistant Vice President and Assistant
                                                     Secretary (since 1998) of Nuveen Advisory
                                                     Corp. and Nuveen Institutional Advisory
                                                     Corp.; prior thereto, Associate at the
                                                     law firm D'Ancona Partners LLC.

Lorna C. Ferguson                 Vice President     Vice President of Nuveen Investments, LLC;          141
10/24/45                               2002          Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                  Advisory Corp. and Nuveen Institutional
Chicago, IL  60606                                   Advisory Corp.

William M. Fitzgerald             Vice President     Managing Director (since 2002) of Nuveen            141
3/2/64                                 2002          Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly Vice President of Nuveen
Chicago, IL  60606                                   Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp. (since 1995); Chartered
                                                     Financial Analyst.

Stephen D. Foy                  Vice President and   Vice President of Nuveen Investments, LLC and       141
5/31/54                             Controller       The John Nuveen Company; Vice President
333 W. Wacker Drive                    2002          (since 1999) of Nuveen Senior Loan
Chicago, IL  60606                                   Management Inc.; Certified Public
                                                     Accountant.

J. Thomas Futrell                 Vice President     Vice President of Nuveen Advisory Corp.;            136
7/5/55                                 2002          Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL  60606

Richard A. Huber                  Vice President     Vice President of Nuveen Institutional              136
3/26/63                                2002          Advisory  Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                  Advisory Corp. (since 1997); prior
Chicago, IL  60606                                   thereto, Vice President and Portfolio
                                                     Manager of Flagship Financial, Inc.

Steven J. Krupa                   Vice President     Vice President of Nuveen Advisory Corp.             136
8/21/57                                2002
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb                     Vice President     Vice President (since 2000) of Nuveen               141
3/22/63                                2002          Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                  President (since 1999); prior thereto,
Chicago, IL  60606                                   Associate of Nuveen Investments, LLC;
                                                     Certified Public Accountant.

                                   POSITIONS AND
                                   OFFICES WITH                                                       NUMBER OF
                                        THE                                                         PORTFOLIOS IN
                                   FUND AND YEAR               PRINCIPAL OCCUPATIONS                 FUND COMPLEX
       NAME, BIRTHDATE             FIRST ELECTED           INCLUDING OTHER DIRECTORSHIPS             OVERSEEN BY
         AND ADDRESS              OR APPOINTED(2)              DURING PAST FIVE YEARS                  TRUSTEE
       ---------------             -------------           -----------------------------            -------------
Tina M. Lazar                     Vice President     Vice President (since 1999), previously,            141
8/27/61                                2002          Assistant Vice President (since 1993) of
333 W. Wacker Drive                                  Nuveen Investments, LLC.
Chicago, IL  60606

Larry W. Martin                 Vice President and   Vice President, Assistant Secretary and             141
7/27/51                         Assistant Secretary  Assistant General Counsel of Nuveen
333 W. Wacker Drive                    2002          Investments, LLC; Vice President and Assistant
Chicago, IL  60606                                   Secretary of Nuveen Advisory Corp. and
                                                     Nuveen Institutional Advisory Corp.;
                                                     Assistant Secretary of The John Nuveen
                                                     Company and (since 1997) Nuveen Asset
                                                     Management Inc.; Vice President and
                                                     Assistant Secretary (since 1999) of
                                                     Nuveen Senior Loan Asset Management Inc.

Edward F. Neild, IV               Vice President     Managing Director (since 2002) of Nuveen            141
7/7/65                                 2002          Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  1997), formerly Vice President (since
Chicago, IL  60606                                   1996) of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp.; Chartered
                                                     Financial Analyst.

Thomas J. O'Shaughnessy           Vice President     Vice President (since January 2002),                136
9/4/60                                 2002          formerly, Assistant Vice President (since
333 W. Wacker Drive                                  1998), of Nuveen Advisory Corp.; prior
Chicago, IL  60606                                   thereto, portfolio manager.

Thomas C. Spalding                Vice President     Vice President of Nuveen Advisory Corp.             136
7/31/51                                2002          and Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                  Chartered Financial Analyst.
Chicago, IL  60606



--------
(1) Trustees are elected each year by shareholders and serve a one year term until his/her successor is elected.
(2)  Officers serve one year terms through July of each year.


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Peter R. Sawers and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider, Chair, Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities -- including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates, including from shareholders of the Fund. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Anne E. Impellizzeri, Chair, Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, and Lawrence H. Brown.

         The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are Judith M. Stockdale and Lawrence H. Brown.


         The trustees of the Fund are also directors or trustees, as the case may be, of 30 Nuveen open-end funds and 92 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 19 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen, Salomon Smith Barney Inc. or their affiliates.


         The holders of common shares of the Fund will elect trustees at the next annual meeting of common shareholders, unless any MuniPreferred shares are outstanding at that time, in which event holders of MuniPreferred shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by common shareholders and holders of MuniPreferred shares, voting together as a single class. Holders of MuniPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances.
See "Description of Shares-- MuniPreferred shares-- Voting Rights."

         The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:

                                                                 AGGREGATE DOLLAR RANGE OF
                                                                  EQUITY SECURITIES IN ALL
                                           DOLLAR RANGE OF         REGISTERED INVESTMENT
                                                EQUITY             COMPANIES OVERSEEN BY
                                              SECURITIES            TRUSTEE IN FAMILY OF
            NAME OF TRUSTEE                  IN THE FUND            INVESTMENT COMPANIES
            ---------------                ---------------       -------------------------
Robert P. Bremner...................               $0                  over $100,000
Lawrence H. Brown...................               $0                  over $100,000
Anne E. Impellizzeri................               $0                  over $100,000
Peter R. Sawers.....................               $0                  over $100,000
William J. Schneider................               $0                  over $100,000
Timothy R. Schwertfeger.............               $0                  over $100,000
Judith M. Stockdale.................               $0                  over $100,000

         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of Nuveen Advisory, Nuveen, Salomon Smith Barney Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory, Nuveen or Salomon Smith Barney Inc.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                                            ESTIMATED AGGREGATE      TOTAL COMPENSATION        AMOUNT OF TOTAL
                                             COMPENSATION FROM          FROM FUND AND         COMPENSATION THAT
            NAME OF TRUSTEE                      THE FUND*             FUND COMPLEX**         HAS BEEN DEFERRED
            ---------------                 -------------------      ------------------       -----------------
Robert P. Bremner....................                 $91                    $72,500                $  8,280
Lawrence H. Brown....................                  95                     78,500                       0
Anne E. Impellizzeri.................                  91                     72,500                  55,200
Peter R. Sawers......................                  91                     73,000                  54,788
William J. Schneider.................                  91                     72,500                  55,200
Judith M. Stockdale..................                  91                     72,500                  13,800


----------


* Based on the estimated compensation to be earned by the independent trustees for the 12 month period ending 5/31/04, representing the Fund's first full fiscal year end, for services to the Fund.


** Based on the compensation paid to the trustees for the one year period ending 12/31/01 for services to the open-end and closed-end funds advised by Nuveen Advisory.

         The Fund has no employees. Its officers are compensated by Nuveen Advisory or an affiliate, or The John Nuveen Company.

                               INVESTMENT ADVISER

         Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Fund's Prospectus.

         Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. Founded in 1898, The John Nuveen Company brings over a century of expertise to the municipal bond market. According to data from Thomson Wealth Management, Nuveen Advisory is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (92) and fund assets under management ($33 billion) as of October 31, 2002. Overall, The John Nuveen Company and its affiliates had over $84 billion in assets under management or surveillance as of October 31, 2002. The John Nuveen Company is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.


         Nuveen Investments, LLC, a unit of The John Nuveen Company, provides investment management services for advisors, serving high-net-worth clients and institutional clients. The company today markets its capabilities--which include tax-free investing, separately managed accounts and market neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. The John Nuveen Company and its affiliates had over $77 billion of assets under management as of October 31, 2002. The John Nuveen Company, an affiliate of The St. Paul Companies (NYSE: SPC), is listed on The New York Stock Exchange and trades under the symbol "JNC."


         Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

           AVERAGE DAILY MANAGED ASSETS                MANAGEMENT FEE
           ----------------------------                --------------
Up to $125 million.............................             .6500%
$125 million to $250 million...................             .6375
$250 million to $500 million...................             .6250
$500 million to $1 billion.....................             .6125
$1 billion to $2 billion.......................             .6000
$2 billion and over............................             .5750

         In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing MuniPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                              PERCENTAGE                                    PERCENTAGE
                              REIMBURSED                                    REIMBURSED
                           (AS A PERCENTAGE                              (AS A PERCENTAGE
      YEAR ENDING                 OF                YEAR ENDING                 OF
     NOVEMBER 30,           MANAGED ASSETS)         NOVEMBER 30,          MANAGED ASSETS)
     ------------          ----------------         ------------         ----------------
          2002(1)                  .32%                   2008                   .24%
          2003                     .32                    2009                   .16
          2004                     .32                    2010                   .08
          2005                     .32
          2006                     .32
          2007                     .32

----------

(1)     From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the common shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2010.

         Unless earlier terminated as described below, the Fund's investment management agreement with Nuveen Advisory (the "management agreement") will remain in effect until July 1, 2004. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Advisory upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The management agreement has been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreement are fair and reasonable and that the agreement is in the Fund's best interests. The independent trustees believe that the management agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of Nuveen Advisory and its affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement, the independent trustees reviewed materials furnished by Nuveen Advisory at the annual advisory contract renewal meeting held in April, 2002, including information regarding Nuveen Advisory, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by Nuveen Advisory, the proposed fees to be charged by Nuveen Advisory for investment management services, the profitability to Nuveen Advisory of its relationships with the Fund, fall-out benefits to Nuveen Advisory from that relationship, economies of scale achieved by Nuveen Advisory, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by Nuveen Advisory and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant.

         The independent trustees discussed with representatives of Nuveen Advisory the Fund's operations and Nuveen Advisory's ability to provide advisory and other services to the Fund.

         The Fund, Nuveen Advisory, Nuveen, Salomon Smith Barney, Inc., and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Nuveen fund portfolio manager, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, Nuveen Advisory and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

         Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                NET ASSET VALUE

         The Fund's net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                        ADDITIONAL INFORMATION CONCERNING
                         THE AUCTIONS FOR MUNIPREFERRED

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members (as defined below) with respect to shares of each series of MuniPreferred. One certificate for all of the shares of each series of MuniPreferred will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of MuniPreferred contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of MuniPreferred Shares -- Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of MuniPreferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of MuniPreferred, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of MuniPreferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfer of MuniPreferred" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS


         The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than 364 days, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of 364 days or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.


         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares and MuniPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's MuniPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued MuniPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding MuniPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the

Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's common shares and MuniPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred shares then outstanding, and the Fund's common shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when MuniPreferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the Fund's common shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

         The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in shares of MuniPreferred. It is not intended to be a complete discussion of all such federal income tax consequences nor does it purport to deal with all categories of investors. Investors are advised to consult with their own tax advisors before investing in the Fund.

FEDERAL INCOME TAX MATTERS


         The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to satisfy conditions which enable dividends on common shares or shares of MuniPreferred which are attributable to interest on municipal obligations to be exempt from regular federal income tax and the federal alternative minimum tax applicable to the individuals.



         To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Policies and Techniques" and "Other Investment Policies and Techniques" above.

         If, in any year, the Fund fails to qualify as a regulated investment company, the Fund would incur a regular federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior years' required distribution, is liable for a nondeductible 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         The Fund intends to qualify to pay "exempt-interest" dividends, as defined in the Code, on its common shares and shares of MuniPreferred by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" municipal lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Techniques" above.

         Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond. Distributions to shareholders of net income received by the Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or shares of MuniPreferred of the Fund. The amount of taxable income allocable to the Fund's shares of MuniPreferred will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on shares of MuniPreferred which include an allocable portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on shares of its MuniPreferred will constitute exempt-interest dividends for federal income tax purposes. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction available to corporate shareholders.


         The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and shares of MuniPreferred in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund will, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for regular federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as required by the Statement solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for regular federal income tax purposes to shares of its MuniPreferred without having given advance notice thereof as described above, the Fund will make certain payments to owners of shares of its MuniPreferred to which such allocation was made to offset the federal income tax effect thereof as described under "Description of MuniPreferred shares -- Dividends and Dividend Periods -- Gross-up Payments" in the prospectus.

         In order for any distributions to owners of the shares of MuniPreferred to be eligible to be treated as exempt-interest dividends, such shares of MuniPreferred must be treated as stock for federal income tax purposes. Nuveen Advisory believes the shares of MuniPreferred should be treated as stock for federal income tax purposes.

         If at any time when the Fund's shares of MuniPreferred are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred shares -- Dividends and Dividend Periods -- Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and its net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its shares of MuniPreferred in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "nonexempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         The Fund may, at its option, redeem shares of its MuniPreferred in whole or in part, and is required to redeem shares of its MuniPreferred to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the shares of MuniPreferred will be taxed as gain or loss from the sale or exchange of the shares of MuniPreferred under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's ownership of common shares will be taken into account. In determining whether the above conditions are satisfied, shares owned by certain persons related to the owner will be treated as held by such owner.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. federal income tax withholding at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gain. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gain and gain from the sale or other disposition of the shares of MuniPreferred generally are exempt from U.S. federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year and certain other conditions are met.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

         Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund, and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         The sale or other disposition of common shares or shares of MuniPreferred of the Fund (other than redemptions, the rules for which are described above) will normally result in capital gain or loss to shareholders who hold their shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are generally subject to reduced rates of taxation. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for, any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.


         Federal tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain "specified private activity bonds "(as such term is defined in the Code) is included as an item of tax preference in determining the amount of an individual taxpayer's alternative minimum taxable income. However, interest received as "qualified 501(c)(3) bonds" (as such term is defined in the Code) is not generally included as an item of tax preference in determining an individual taxpayer's federal alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to municipal obligations subject to the federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the federal alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

         Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.


         The Fund is required in certain circumstances to withhold a portion of taxable dividends and certain other payments paid to certain holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding under the Code. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, provided the required information is furnished to the IRS.


         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

         The value of common shares acquired pursuant to the Fund's Dividend Reinvestment Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income.


         The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning the federal income tax consequences of purchasing, holding and disposing of Fund shares before making an investment in such shares.


STATE TAX MATTERS

         Tax Matters pertaining to Massachusetts are set forth in Appendix E.

                                     EXPERTS


         The Financial Statements of the Fund as of November 4, 2002, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60602, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.


                                    CUSTODIAN

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (the "Fund") as of November 4, 2002 and the related statement of operations for the period from September 30, 2002 (date of organization) through November 4, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at November 4, 2002, and results of its operations for the period from September 30, 2002 (date of organization) through November 4, 2002, in conformity with accounting principles generally accepted in the United States.


                                             /s/ ERNST & YOUNG LLP


Chicago, Illinois
November 5, 2002

         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
                              FINANCIAL STATEMENTS

         Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
                      Statement of Assets and Liabilities
                                November 4, 2002

Assets:
    Cash.............................................................  $100,275
    Offering costs...................................................    90,000
    Receivable from Adviser..........................................    11,500
                                                                       --------
       Total assets..................................................   201,775
                                                                       --------

Liabilities:
    Accrued offering costs...........................................    90,000
    Payable for organization costs...................................    11,500
                                                                       --------
       Total liabilities.............................................   101,500
                                                                       --------
MuniPreferred Shares, $25,000 liquidation value; unlimited
    number of shares authorized, no shares outstanding...............         -
                                                                       --------
Net assets applicable to Common Shares...............................  $100,275
                                                                       ========

Net asset value per Common Share outstanding ($100,275 divided by 7,000 Common Shares outstanding)..............................  $ 14.325
                                                                       ========
Net Assets Applicable to Common Shares Represent:
    Common Shares, $.01 par value; unlimited number of shares
        authorized, 7,000 shares outstanding.........................        70
    Paid-in surplus..................................................   100,205
                                                                       --------
                                                                       $100,275
                                                                       ========

         Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
                            Statement of Operations
 Period from September 30, 2002 (date of organization) through November 4, 2002

Investment income ................................................  $      -
                                                                    --------
Expenses:
  Organization costs..............................................    11,500
  Expense reimbursement...........................................   (11,500)
                                                                    --------
     Total expenses ..............................................         -
                                                                    --------
Net investment income ............................................  $      -
                                                                    ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on September 30, 2002, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common Share offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund seeks to provide current income exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax.

The Fund is authorized by its Declaration of Trust to issue Preferred Shares ("MuniPreferred Shares") having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. The Common Share offering costs reflected in the Statement of Assets and Liabilities assume the sale of 3,000,000 Common Shares.

If the Fund offers MuniPreferred Shares, the offering costs will be borne by Common Shareholders as a direct reduction to paid-in capital.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund, upon commencement of Fund operations, has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from ..6500% of the first $125 million of the average daily net assets (including net assets attributable to MuniPreferred Shares ("Managed Assets")) to .5750% of the average daily Managed Assets in excess of $2 billion.

In addition to the reimbursement and waiver of organization and Common Share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first five full years of the Fund's operations, .24% in year 6, .16% in year 7 and .08% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2010.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
December 18, 2002


ASSETS
Investments in municipal securities, at market value              $22,812,266
Temporary investments in short-term securities, at
  amortized cost, which approximates market value                   9,080,000
Cash                                                                7,040,822
Interest receivable                                                   288,105
                                                                  -----------
  Total assets                                                     39,221,193
                                                                  -----------

LIABILITIES
Payable for investments purchased                                   3,861,965
Accrued expenses:
  Management fees                                                       5,736
  Organization and offering costs                                      11,500
  Other                                                                 3,159
                                                                  -----------
  Total liabilities                                                 3,882,360
                                                                  -----------
Net assets applicable to Common shares                            $35,338,833
                                                                  ===========
Common shares outstanding                                           2,457,000
                                                                  ===========
Net asset value per Common share outstanding
  (net assets applicable to Common shares
  divided by Common shares outstanding)                           $     14.38
                                                                  ===========
Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share                           $    24,570
Paid-in surplus                                                    35,098,455
Undistributed net investment income                                    29,792
Accumulated net realized gain from investments                             --
Net unrealized appreciation
  of investments                                                      186,016
                                                                  -----------
Net assets applicable to Common shares                            $35,338,833
                                                                  ===========

Authorized shares:
  Common                                                            Unlimited
  MuniPreferred                                                     Unlimited
                                                                  ===========


                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period November 22, 2002 (commencement of operations) through December 18, 2002


INVESTMENT INCOME                                                 $    40,594
                                                                  -----------
EXPENSES
Management fees                                                        15,054
Shareholders' servicing agent fees and expenses                           291
Custodian's fees and expenses                                             635
Trustees' fees and expenses                                                33
Professional fees                                                       1,049
Shareholders' reports - printing and mailing expenses                   1,151
                                                                  -----------

Total expenses before expense reimbursement                            18,213
  Expense reimbursement                                                (7,411)
                                                                  -----------
Net expenses                                                           10,802
                                                                  -----------
Net investment income                                                  29,792
                                                                  -----------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                         --
Change in net unrealized appreciation
  of investments                                                      186,016
                                                                  -----------
Net gain from investments                                             186,016
                                                                  -----------
Net increase in net assets applicable
  to Common shares from operations                                $   215,808
                                                                  ===========


                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period November 22, 2002 (commencement of operations) through December 18, 2002

OPERATIONS
Net investment income                                               $    29,792
Net realized gain from investments                                           --
Change in net unrealized appreciation of investments                    186,016
                                                                    -----------
Net increase in net assets applicable to Common shares from
operations                                                              215,808
                                                                    -----------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                              35,022,750
                                                                    -----------
Net increase in net assets applicable to Common shares               35,238,558
Net assets applicable to Common shares at the beginning of period       100,275
                                                                    -----------

Net assets applicable to Common shares at the end of period         $35,338,833
                                                                    ===========

Undistributed net investment income at
  the end of period                                                 $    29,792
                                                                    ===========

                See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding Common share American Stock Exchange symbol is Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) (the "Fund"). Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

The Fund seeks to provide current income exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of Massachusetts. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 18, 2002, the Fund had outstanding when-issued purchase commitments of $1,268,289.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, the alternative minimum tax applicable to individuals and Massachusetts income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Insurance
The Fund invests at least 80% of its net assets in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or
(ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.


Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such Insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's Common shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period November 22, 2002 (commencement of operations) through December 18, 2002.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Nuveen Investments has agreed to reimburse all organization expenses (approximately $11,500) and pay all offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of offering costs ($73,500) were recorded as a reduction of the proceeds from the sale of the Common shares.

If the Fund offers MuniPreferred shares, the offering costs will be borne by Common shareholders as a direct reduction to paid-in capital.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund sold 2,450,000 Common shares during the period November 22, 2002 (commencement of operations) through December 18, 2002.

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the period November 22, 2002 (commencement of operations) through December 18, 2002, were as follows:


--------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities           $ 22,626,900
  Short-term securities                       9,080,000
Sales and maturities:
  Long-term municipal securities                     --
  Short-term securities                              --
                                           ============
--------------------------------------------------------------------------------

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis as of December 18, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

--------------------------------------------------------------------------------
Cost of Investments                                                 $ 31,706,250
================================================================================

--------------------------------------------------------------------------------
Gross unrealized:

  appreciation                                                      $    186,016

  depreciation                                                                --
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                          $    186,016
================================================================================


The Fund made no distributions during the period November 22, 2002 (commencement of operations) through December 18, 2002.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to MuniPreferred shares) of the Fund as follows:

AVERAGE DAILY NET ASSETS (including net assets attributable to MuniPreferred shares) MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------
For the first $125 million                                                              .6500%
For the next $125 million                                                               .6375
For the next $250 million                                                               .6250
For the next $500 million                                                               .6125
For the next $1 billion                                                                 .6000
For net assets over $2 billion                                                          .5750
======================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

For the first eight years of the Fund's operation, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to MuniPreferred shares), for fees and expenses in the amounts, and for the time periods set forth below:


YEAR ENDING                                          YEAR ENDING
NOVEMBER 30,                                         NOVEMBER 30,
------------                                         ------------
2002*........................        .32%            2008 ................          .24%
2003 ........................        .32             2009 ................          .16
2004 ........................        .32             2010 ................          .08
2005 ........................        .32
2006 ........................        .32
2007 ........................        .32

---------------
* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2010.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) December 18, 2002


 PRINCIPAL                                                                   OPTIONAL CALL                 MARKET
AMOUNT (000)                           DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
------------                           -----------                           -------------   ---------   -----------
               CONSUMER STAPLES -- 2.8%
  $ 1,000      Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset
               Backed Bonds, Series 2002 Refunding, 5.500%, 5/15/39........   5/12 at 100         A1     $   974,630
               EDUCATION AND CIVIC ORGANIZATIONS -- 5.7%
    2,000      Massachusetts Health and Education Facilities Authority,
               Revenue Bonds, Worcester State College, Series 2002, 5.000%,
               11/01/32....................................................  11/12 at 100        AAA       2,005,300
               HEALTHCARE -- 7.1%
    1,500      Massachusetts Health and Educational Facilities Authority,
               Revenue Bonds, New England Medical Center Hospitals, Series
               2002H, 5.000%, 5/15/25......................................   5/12 at 100        AAA       1,500,495
    1,000      Massachusetts Health and Educational Facilities Authority,
               Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25...   7/08 at 102        AAA       1,000,290
               HOUSING/MULTIFAMILY -- 3.6%
    1,265      Massachusetts Housing Finance Agency, Rental Housing
               Mortgage Revenue Bonds, 2002 Series H, 5.200%, 7/01/42 (WI,
               settling 12/19/02)..........................................   7/12 at 100        AAA       1,274,336
               TAX OBLIGATION/GENERAL -- 15.1%
    1,000      Massachusetts Bay Transportation Authority, General
               Transportation System Bonds, 1998 Series A, 5.000%,
               3/01/18.....................................................   3/08 at 101        AAA       1,030,710
    2,000      Commonwealth of Massachusetts, General Obligation Bonds,
               Consolidated Loan of 2002 Series D, 5.500%, 8/01/18.........  No Opt. Call        AAA       2,250,160
    1,500      Pittsfield, Massachusetts, General Obligation Bonds, Series
               2002, 5.000%, 4/15/18.......................................   4/12 at 101        AAA       1,577,550
      500      Commonwealth of Puerto Rico, Public Improvement General
               Obligation Bonds, Series 2002A, 5.000%, 7/01/32.............   7/12 at 100        AAA         505,000
               TAX OBLIGATION/LIMITED -- 15.6%
    2,000      Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds,
               Series 2002, 5.000%, 5/01/32................................   5/13 at 100        AAA       2,005,500
    1,500      Massachusetts Bay Transportation Authority, Senior Sales Tax
               Revenue Bonds, Series 2002A Refunding, 5.000%, 7/01/27......   7/12 at 100        AAA       1,507,320
    1,500      Massachusetts Development Finance Authority, Revenue Bonds,
               100 Cambridge Street Redevelopment, M/SRBC Project, 2002
               Series A, 5.125%, 2/01/34...................................   2/12 at 100        AAA       1,512,090
      500      Puerto Rico Highway and Transportation Authority,
               Transportation Revenue Bonds, Series D, 5.000%, 7/01/32.....   7/12 at 100        AAA         507,760
               TRANSPORTATION -- 4.2%
    1,500      Massachusetts Turnpike Authority, Metropolitan Highway
               System Revenue Bonds, 1997 Series A (Senior), 5.000%,
               1/01/37.....................................................   1/07 at 102        AAA       1,486,635
               UTILITIES -- 7.3%
    1,500      Puerto Rico Electric Power Authority, Power Revenue Bonds,
               Series HH, 5.250%, 7/01/29..................................   7/10 at 101        AAA       1,555,830
    1,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,
               2002 Series II, 5.125%, 7/01/26.............................   7/12 at 101        AAA       1,032,210
               WATER AND SEWER -- 3.1%
    1,000      Massachusetts Water Resources Authority, General Revenue
               Bonds, Series 2002J, 5.250%, 8/01/19........................  No Opt. Call        AAA       1,086,450
  $22,265      Total Long-Term Investments -- (cost
               $22,626,250) -- 64.5%.......................................                              $22,812,266
               SHORT-TERM INVESTMENTS -- 25.7%
    1,250      Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Yale University Issue, Variable Rate Demand
               Bonds, Series 1997, 0.950%, 7/01/29.........................  No Opt. Call       A-1+       1,250,000
    4,380      Massachusetts Health and Educational Facilities Authority,
               Capital Assets Program, Variable Rate Demand Bonds, Series
               1985C, 1.050%, 7/01/10......................................  No Opt. Call       A-1+       4,380,000
    1,000      Massachusetts Health and Educational Facilities Authority,
               Capital Asset Program, Variable Rate Demand Bonds, Series E,
               1.150%, 1/01/35.............................................  No Opt. Call     VMIG-1       1,000,000
    1,200      Indiana Health Facility Financing Authority, Fayette
               Memorial Hospital Association, Variable Rate Demand Revenue
               Bonds, Series 2002A, 1.200%, 10/01/32.......................  No Opt. Call        AA-       1,200,000
    1,250      Kansas Development Finance Authority, Hays Medical Center,
               Inc., Variable Rate Demand Revenue Bonds, Series 2000N,
               1.200%, 5/15/26.............................................  No Opt. Call     VMIG-1       1,250,000
  $ 9,080      Total Short-Term Investments (cost $9,080,000)..............                                9,080,000
               Other Assets Less Liabilities -- 9.8%.......................                                3,446,567
               Net Assets Applicable to Common Shares -- 100%..............                              $35,338,833


---------------


   * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.


  ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                                                      APPENDIX A

         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
                  STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                               AND PREFERENCES OF
                             MUNICIPAL AUCTION RATE
                 CUMULATIVE PREFERRED SHARES ("MUNIPREFERRED")

         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
Definitions
   "AA" Composite Commercial Paper Rate...........................................................................1
   Accountant's Confirmation......................................................................................2
   Affiliate......................................................................................................2
   Agent Member...................................................................................................2
   All Hold Order.................................................................................................2
   Anticipation Notes.............................................................................................2
   Applicable Rate................................................................................................2
   Auction........................................................................................................2
   Auction Agency Agreement.......................................................................................2
   Auction Agent..................................................................................................2
   Auction Date...................................................................................................2
   Auction Procedures.............................................................................................2
   Available MuniPreferred........................................................................................2
   Benchmark Rate.................................................................................................2
   Beneficial Owner...............................................................................................3
   Bid and Bids...................................................................................................3
   Bidder and Bidders.............................................................................................3
   Board of Trustees..............................................................................................3
   Broker-Dealer..................................................................................................3
   Broker-Dealer Agreement........................................................................................3
   Business Day...................................................................................................3
   Code...........................................................................................................3
   Commercial Paper Dealers.......................................................................................3
   Common Shares..................................................................................................3
   Cure Date......................................................................................................3
   Date of Original Issue.........................................................................................3
   Declaration....................................................................................................3
   Deposit Securities.............................................................................................3
   Discounted Value...............................................................................................3
   Dividend Payment Date..........................................................................................4
   Dividend Period................................................................................................4
   Existing Holder................................................................................................4
   Failure to Deposit.............................................................................................4
   Federal Tax Rate Increase......................................................................................4
   Fund...........................................................................................................4
   Gross-Up Payment...............................................................................................4
   Hold Order and Hold Orders.....................................................................................4

   Holder.........................................................................................................4
   Independent Accountant.........................................................................................5
   Initial Rate Period............................................................................................5
   Interest Equivalent............................................................................................5
   Issue Type Category............................................................................................5
   Kenny Index....................................................................................................5
   Late Charge....................................................................................................5
   Liquidation Preference.........................................................................................5
   Market Value...................................................................................................5
   Maximum Potential Gross-Up Payment Liability...................................................................5
   Maximum Rate...................................................................................................5
   Minimum Rate Period............................................................................................6
   Moody's........................................................................................................6
   Moody's Discount Factor........................................................................................6
   Moody's Eligible Asset.........................................................................................6
   Moody's Exposure Period........................................................................................6
   Moody's Volatility Factor......................................................................................6
   Municipal Obligations..........................................................................................7
   MuniPreferred..................................................................................................7
   MuniPreferred Basic Maintenance Amount.........................................................................7
   MuniPreferred Basic Maintenance Cure Date......................................................................8
   MuniPreferred Basic Maintenance Report.........................................................................8
   1940 Act.......................................................................................................9
   1940 Act Cure Date.............................................................................................9
   1940 Act MuniPreferred Asset Coverage..........................................................................9
   Notice of Redemption...........................................................................................9
   Notice of Special Rate Period..................................................................................9
   Order and Orders...............................................................................................9
   Original Issue Insurance.......................................................................................9
   Other Issues...................................................................................................9
   Outstanding....................................................................................................9
   Permanent Insurance............................................................................................9
   Person.........................................................................................................9
   Portfolio Insurance............................................................................................9
   Potential Beneficial Owner.....................................................................................9
   Potential Holder..............................................................................................10
   Preferred Shares..............................................................................................10
   Quarterly Valuation Date......................................................................................10
   Rate Multiple.................................................................................................10
   Rate Period...................................................................................................10
   Rate Period Days..............................................................................................10
   Receivables for Municipal Obligations Sold....................................................................10
   Redemption Price..............................................................................................10
   Reference Rate................................................................................................10
   Registration Statement........................................................................................10
   S&P...........................................................................................................10
   S&P Discount Factor...........................................................................................11
   S&P Eligible Asset............................................................................................11
   S&P Exposure Period...........................................................................................11
   S&P Volatility Factor.........................................................................................11
   Secondary Market Insurance....................................................................................11
   Securities Depository.........................................................................................11

   Sell Order and Sell Orders...................................................................................11
   Special Rate Period..........................................................................................11
   Special Redemption Provisions................................................................................11
   Submission Deadline..........................................................................................11
   Submitted Bid and Submitted Bids.............................................................................11
   Submitted Hold Order and Submitted Hold Orders...............................................................11
   Submitted Order and Submitted Orders.........................................................................11
   Submitted Sell Order and Submitted Sell Orders...............................................................11
   Subsequent Rate Period.......................................................................................11
   Substitute Commercial Paper Dealer...........................................................................12
   Substitute U.S. Government Securities Dealer.................................................................12
   Sufficient Clearing Bids.....................................................................................12
   Taxable Allocation...........................................................................................12
   Taxable Equivalent of the Short-Term Municipal Bond Rate.....................................................12
   Taxable Income...............................................................................................12
   Treasury Bill................................................................................................12
   Treasury Bill Rate...........................................................................................12
   Treasury Note................................................................................................13
   Treasury Note Rate...........................................................................................13
   U.S. Government Securities Dealer............................................................................13
   Valuation Date...............................................................................................13
   Volatility Factor............................................................................................13
   Voting Period................................................................................................13
   Winning Bid Rate.............................................................................................13

PART I..........................................................................................................14
         1.       Number Of Authorized Shares...................................................................14
         2.       Dividends.....................................................................................14
                  (a)      Ranking..............................................................................14
                  (b)      Cumulative Cash Dividends............................................................14
                  (c)      Dividends Cumulative From Date of Original Issue.....................................14
                  (d)      Dividend Payment Dates and Adjustment Thereof........................................14
                  (e)      Dividend Rates and Calculation of Dividends..........................................15
                  (f)      Curing a Failure to Deposit..........................................................17
                  (g)      Dividend Payments by Fund to Auction Agent...........................................17
                  (h)      Auction Agent as Trustee of Dividend Payments by Fund................................17
                  (i)      Dividends Paid to Holders............................................................17
                  (j)      Dividends Credited Against Earliest Accumulated But Unpaid Dividends.................17
                  (k)      Dividends Designated as Exempt-Interest Dividends....................................17
         3.       Gross-Up Payments.............................................................................17
                  (a)      Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer........18
                  (b)      Special Rate Periods of More Than 28 Rate Period Days................................18
                  (c)      No Gross-Up Payments in the Event of a Reallocation..................................18
         4.       Designation of Special Rate Periods...........................................................18
                  (a)      Length of and Preconditions for Special Rate Period..................................18
                  (b)      Adjustment of Length of Special Rate Period..........................................18
                  (c)      Notice of Proposed Special Rate Period...............................................19
                  (d)      Notice of Special Rate Period........................................................19
                  (e)      Failure to Deliver Notice of Special Rate Period.....................................20
         5.       Voting Rights.................................................................................20

                  (a)      One Vote Per Share of MuniPreferred..................................................20
                  (b)      Voting for Additional Trustees.......................................................20
                  (c)      Holders of MuniPreferred to Vote on Certain Other Matters............................22
                  (d)      Board May Take Certain Actions Without Shareholder Approval..........................23
                  (e)      Voting Rights Set Forth Herein Are Sole Voting Rights................................23
                  (f)      No Preemptive Rights or Cumulative Voting............................................23
                  (g)      Voting For Trustees Sole Remedy For Fund's Failure To Pay Dividends..................24
                  (h)      Holders Entitled To Vote.............................................................24
         6.       1940 Act MuniPreferred Asset Coverage.........................................................24
         7.       MuniPreferred Basic Maintenance Amount........................................................24
         8.       [Reserved]....................................................................................26
         9.       Restrictions on Dividends and Other Distributions.............................................26
                  (a)      Dividends on Preferred Shares Other Than MuniPreferred...............................26
                  (b)      Dividends and Other Distributions With Respect to Common Shares Under the 1940
                           Act..................................................................................26
                  (c)      Other Restrictions on Dividends and Other Distributions..............................26
         10.      Rating Agency Restrictions....................................................................27
         11.      Redemption....................................................................................28
                  (a)      Optional Redemption..................................................................28
                  (b)      Mandatory Redemption.................................................................29
                  (c)      Notice of Redemption.................................................................30
                  (d)      No Redemption Under Certain Circumstances............................................30
                  (e)      Absence of Funds Available For Redemption............................................30
                  (f)      Auction Agent as Trustee of Redemption Payments by Fund..............................31
                  (g)      Shares For Which Notice of Redemption Has Been Given Are No Longer Outstanding.......31
                  (h)      Compliance With Applicable Law.......................................................31
                  (i)      Only Whole Shares of MuniPreferred May Be Redeemed...................................31
         12.      Liquidation Rights............................................................................31
                  (a)      Ranking..............................................................................31
                  (b)      Distributions Upon Liquidation.......................................................31
                  (c)      Pro Rata Distributions...............................................................32
                  (d)      Rights of Junior Shares..............................................................32
                  (e)      Certain Events Not Constituting Liquidation..........................................32
         13.      Miscellaneous.................................................................................32
                  (a)      Amendment of Appendix A to Add Additional Series.....................................32
                  (b)      Appendix A Incorporated By Reference.................................................32
                  (c)      No Fractional Shares.................................................................32
                  (d)      Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise Acquired by
                           the Fund.............................................................................33
                  (e)      Board May Resolve Ambiguities........................................................33
                  (f)      Headings Not Determinative...........................................................33
                  (g)      Notices..............................................................................33
PART II.........................................................................................................33
         1.       Orders........................................................................................33
         2.       Submission of Orders by Broker-Dealers to Auction Agent.......................................35
         3.       Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate...............37
         4.       Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of
                  Shares........................................................................................38


                                       vi

         5.       Notification of Allocations...................................................................40
         6.       Auction Agent.................................................................................41
         7.       Transfer of Shares of MuniPreferred...........................................................41
         8.       Global Certificate............................................................................41
Appendix A.....................................................................................................A-1
Section 1.    Designation as to Series.........................................................................A-1
Section 2.    Number of Authorized Shares Per Series...........................................................A-1
Section 3.    Exceptions to Certain Definitions................................................................A-1
Section 4.    Certain Definitions..............................................................................A-1
Section 5.    Initial Rate Periods.............................................................................A-6
Section 6.    Date For Purposes of Paragraph (zzz) Contained Under the Heading "Definitions" in This
              Statement........................................................................................A-6
Section 7.    Party Named for Purposes of the Definition of "Rate Multiple" in This Statement..................A-6
Section 8.    Additional Definitions...........................................................................A-6
Section 9.    Dividend Payment Dates...........................................................................A-6
Section 10.   Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this Statement..............A-6
Section 11.   Redemption Provisions Applicable To Initial Rate Periods.........................................A-6
Section 12.   Applicable Rate For Purposes of Subparagraph (B)(III) of Section 3 of Part II of this
              Statement........................................................................................A-7
Section 13.   Certain Other Restrictions and Requirements......................................................A-7

         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND, a Massachusetts business trust (the "Fund"), certifies that:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized Preferred Shares liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

         Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):

                                   DEFINITIONS

         Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a) "AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

         (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors, or executive officers of which is a trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

         (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         (e) "ALL HOLD ORDER" shall have the meaning specified in Section 12 of Appendix A of this Statement.

         (f) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

         (g) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of this Statement.

         (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

         (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

         (k) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

         (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

         (m) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (n) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

         (o) "BENEFICIAL OWNER" with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

         (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (r) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

         (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         (v) "CODE" means the Internal Revenue Code of 1986, as amended.

         (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         (x) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         (y) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.


         (z) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.


         (aa) "DECLARATION" shall have the meaning specified on the first page of this Statement.

         (bb) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph
(a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         (cc) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

         (dd) [Reserved]

         (ee) [Reserved]

         (ff) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

         (gg) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

         (hh) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

         (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (jj) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

         (kk) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

         (ll) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

         (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (nn) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

         (oo) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         (pp) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

         (qq) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         (rr) "ISSUE TYPE CATEGORY," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (ss) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

         (tt) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of this Statement.

         (uu) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

         (vv) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

         (ww) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

         (xx) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

                  (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                           (A) the dividend rate on shares of such series for
                  the then-ending Rate Period; and

                           (B) the product of (1) the higher of (x) the
                  Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

                  (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

         (yy) [Reserved]

         (zz) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

         (aaa) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (bbb) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (ccc) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (ddd) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

         (eee) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
(i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

  FEDERAL TAX          VOLATILITY
 RATE INCREASE          FACTOR
----------------       ----------
5%..............           295%
10%.............           317%
15%.............           341%
20%.............           369%
25%.............           400%
30%.............           436%
35%.............           477%
40%.............           525%

         (fff) "MUNICIPAL OBLIGATIONS" shall mean debt obligations issued by states, cities and local authorities, and certain possessions and territories of the United States, to finance public projects (such as roads and public buildings), to pay general operating expenses, or to refinance outstanding debt and may also be used for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. The two principal diversifications of Municipal Obligations are "general obligation" or "revenue" bonds. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund will invest its net assets in a diversified portfolio of municipal bonds that pay interest that is exempt from regular Federal and Massachusetts income taxes and the alternative minimum tax applicable to individuals. As a fundamental policy of the Fund, such municipal bonds will, under normal circumstances, comprise at least 80% of the Fund's managed assets.

         (ggg) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

         (hhh) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of Preferred Shares other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of Preferred Shares other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other Preferred Shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through
(i)(F) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rated SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the S&P Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

         (iii) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

         (jjj) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

         (kkk) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

         (lll) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of
Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         (mmm) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         (nnn) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of
Part I of this Statement.

         (ooo) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

         (ppp) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (qqq) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (rrr) "OTHER ISSUES," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (sss) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         (ttt) "PERMANENT INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (uuu) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (vvv) "PORTFOLIO INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (www) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (xxx) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

         (yyy) "PREFERRED SHARES" shall mean the preferred shares of the Fund, and includes the shares of MuniPreferred.

         (zzz) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

         (aaaa) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.

         (bbbb) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period, and any transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

         (cccc) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

         (dddd) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         (eeee) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

         (ffff) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

         (gggg) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

         (hhhh) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         (iiii) "S&P DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (jjjj) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

         (kkkk) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

         (llll) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

         (mmmm) "SECONDARY MARKET INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (nnnn) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

         (oooo) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (pppp) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of
Part I of this Statement.

         (qqqq) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

         (rrrr) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (ssss) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (tttt) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (uuuu) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (vvvv) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (wwww) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         (xxxx) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

         (yyyy) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

         (zzzz) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (aaaaa) "TAXABLE ALLOCATION" shall have the meaning specified in
Section 3 of Part I of this Statement.

         (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         (ccccc) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.

         (ddddd) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

         (eeeee) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

         (fffff) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

         (ggggg) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (hhhhh) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         (iiiii) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

         (jjjjj) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

         (kkkkk) "VOTING PERIOD" shall have the meaning specified in paragraph
(b) of Section 5 of Part I of this Statement.

         (lllll) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.


         Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                                     PART I

         1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

         2. DIVIDENDS.

                  (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

                  (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                  (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

                  (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:

                           (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in
         Section 1 of Appendix A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in Section 1 of Appendix A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

                           (ii) notwithstanding Section 9 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this
         Part I.

                  (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                           (i) Dividend Rates. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                                  (A) an Auction for any such Subsequent Rate
                  Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                                  (B) any Failure to Deposit shall have occurred
                  with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this
                  Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                                  (C) any Failure to Deposit shall have occurred
                  with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2"); or

                                  (D) any Failure to Deposit shall have occurred
                  with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

                           (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

                  (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                  (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

                  (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                  (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

                  (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                  (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

         3. GROSS-UP PAYMENTS. Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

                  (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

                  (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

                  (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

         4. DESIGNATION OF SPECIAL RATE PERIODS.

                  (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

                  (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of Appendix A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T

MuniPreferred" in Section 1 of Appendix A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of Appendix A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of Appendix A hereto, or (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred, (c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

                  (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

                  (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                           (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period,
         (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets

         (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

                           (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

                  (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this
Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

         5. VOTING RIGHTS.

                  (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each share of MuniPreferred, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of outstanding Preferred Shares, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each Preferred Share, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including MuniPreferred, voting together as a single class, shall elect the balance of the trustees.

                  (b) VOTING FOR ADDITIONAL TRUSTEES.

                           (i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of MuniPreferred, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                                  (A) if at the close of business on any
                  dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including MuniPreferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                                  (B) if at any time holders of Preferred Shares
                  are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

                           (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

                           (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

                           (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

                  (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS.

                           (i) Increases in Capitalization. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class:
         (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of MuniPreferred, or classes or series of Preferred Shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; provided, however, that
         (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of MuniPreferred in a manner different from any other series of MuniPreferred, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                           (ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding referred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

                  (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities                               Moody's Volatility Factor
Discounted Value                                 1940 Act Cure Date
Escrowed Bonds                                   1940 Act MuniPreferred Asset Coverage
Issue Type Category                              Other Issues
Market Value                                     Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability     Receivables for Municipal Obligations Sold
MuniPreferred Basic Maintenance Amount           S&P Discount Factor
MuniPreferred Basic Maintenance Cure Date        S&P Eligible Asset
MuniPreferred Basic Maintenance Report           S&P Exposure Period
Moody's Discount Factor                          S&P Volatility Factor
Moody's Eligible Asset                           Valuation Date
Moody's Exposure Period                          Volatility Factor
                                                 Section 13 of Appendix A hereto

                  (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

                  (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

                  (g) VOTING FOR TRUSTEES SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                  (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

         6. 1940 ACT MUNIPREFERRED ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

         7. MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

                  (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

                  (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month,
(ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

                  (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, (iii) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences), (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's and S&P, that the Fund has satisfied the requirements of Section 13 of this Statement (such confirmation is herein called the "Accountant's Confirmation").

                  (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's Confirmation as to such MuniPreferred Basic Maintenance Report.

                  (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

                  (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

                  (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105% or (iii) whenever requested by Moody's and S&P, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

         8. [RESERVED].

         9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

                  (a) DIVIDENDS ON PREFERRED SHARES OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

                  (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

         10. RATING AGENCY RESTRICTIONS. For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

                  (a) buy or sell futures or write put or call options except as provided in Section 13 of Appendix A hereto;

                  (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and
(ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

                  (c) issue additional shares of any series of MuniPreferred or any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

                  (d) engage in any short sales of securities;

                  (e) lend securities;

                  (f) merge or consolidate into or with any other corporation;

                  (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

                  (h) enter into reverse repurchase agreements.

         11. REDEMPTION.

                  (a) OPTIONAL REDEMPTION.

                           (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of MuniPreferred may not be redeemed in Part if after such partial redemption fewer than 250 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any Part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph
         (a)) or shall be redeemable during the whole or any Part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

                           (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

                           (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph
         (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                           (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

                           (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

                  (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of MuniPreferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Shares (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of

MuniPreferred and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                  (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                  (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

                  (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

                  (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                  (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

                  (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         12. LIQUIDATION RIGHTS.

                  (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to
Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

                  (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                  (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

                  (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

         13. MISCELLANEOUS.

                  (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.


                  (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.


                  (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

                  (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series.

                  (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

                  (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

                  (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II

         1. ORDERS.

                  (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

                           (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                                  (A) the number of Outstanding shares, if any,
                  of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                                  (B) the number of Outstanding shares, if any,
                  of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                                  (C) the number of Outstanding shares, if any,
                  of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

                           (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i), (B), (i), (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                  (A) the number of Outstanding shares of such
                  series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                                  (B) such number or a lesser number of
                  Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this
                  Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                                  (C) the number of Outstanding shares of such
                  series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
                  (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                           (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                  (A) the number of Outstanding shares of such
                  series specified in such Sell Order; or

                                  (B) such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                           (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                  (A) the number of Outstanding shares of such
                  series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                                  (B) such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

         2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

                  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                           (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                           (ii) the aggregate number of shares of such series that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                                  (A) the number of shares, if any, of such
                  series subject to any Hold Order of such Existing Holder;

                                  (B) the number of shares, if any, of such
                  series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                                  (C) the number of shares, if any, of such
                  series subject to any Sell Order of such Existing Holder; and

                           (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;


                           (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;


                                  (B) subject to subclause (A), if more than one
                  Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                                  (C) subject to subclauses (A) and (B), if more
                  than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                  (D) in any such event, the number, if any, of
                  such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in Part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

                  (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                           (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

                           (ii) from the Submitted Orders for shares of such series whether:

                                  (A) the number of Outstanding shares of such
                  series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                  exceeds or is equal to the sum of:

                                  (B) the number of Outstanding shares of such
                  series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and


                                  (C) the number of Outstanding shares of such
                  series subject to Submitted Sell Orders;

                  (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and


                           (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                                  (A) (I) each such Submitted Bid of Existing
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                                  (B) (I) each such Submitted Bid of Potential
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

                  would result in such Existing Holders described in subclause
                  (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred of such series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                           (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                           (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                           (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of Appendix A hereto.

         4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs
(d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                           (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

                  (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

                  (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in Part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

         5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

         6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker- Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

         7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

         8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period,
(i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND, has caused these presents to be signed on _______________, 2003 in its name and on its behalf by its Vice President and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                           NUVEEN INSURED MASSACHUSETTS TAX-FREE
                                           ADVANTAGE MUNICIPAL FUND


                                           By:
                                                --------------------------------
                                                Jessica R. Droeger
                                                Vice President
ATTEST:


----------------------------------
Virginia O'Neal
Assistant Secretary

                                   APPENDIX A

         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND

         SECTION 1.  DESIGNATION AS TO SERIES.


         SERIES W: A series of 820 Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Shares, Series W." Each of the 820 shares of Series W MuniPreferred issued on _________, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of _______, 2003; have an Applicable Rate for its Initial Rate Period equal to _______% per annum; have an initial Dividend Payment Date of _________, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W MuniPreferred issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series W MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series W MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.



         SECTION 2. NUMBER OF AUTHORIZED SHARES PER SERIES. The number of authorized shares constituting Series W MuniPreferred is 820.


         SECTION 3. EXCEPTIONS TO CERTAIN DEFINITIONS. Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this
Statement:

         Not applicable.

         SECTION 4. CERTAIN DEFINITIONS. For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P,
(iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal Obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.

         "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal and Massachusetts income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal combined regular Federal and Massachusetts personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

         "INVERSE FLOATER" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.

         "ISSUE TYPE CATEGORY" shall mean, with respect to a Municipal Obligation acquired by the Fund, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; and (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories. The general obligation issue category includes any issue that is directly or indirectly guaranteed by the Commonwealth of Massachusetts or its political subdivisions. Utility issues are included in the general obligation issue category if the issue is directly or indirectly guaranteed by the Commonwealth of Massachusetts or its political subdivisions. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue); (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities, provided that Municipal Obligations included in this sub-category (iii) must be rated by S&P in order to be included in S&P Eligible Assets. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); (ii) mass transit, parking seaports and others.

         "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the Moody's or S&P rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the Moody's insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund's option, the Moody's or S&P rating on such Municipal Obligation or the Moody's insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                                  RATING CATEGORY
                                  ---------------------------------------------------------------------------------
       EXPOSURE PERIOD            Aaa*   AA*    A*     BAA*    OTHER**    (V)MIG-1***     SP-1+****    UNRATED*****
       ---------------            ----   ---    ---    ----    -------    -----------     ---------    ------------
7 weeks.........................   151%  159%   166%    173%     187%          136%         148%           225%
8 weeks or less but
   greater than seven weeks.....   154   161    168     176      190           137          149            231
9 weeks or less but
   greater than eight weeks.....   156   163    170     177      192           138          150            240

----------

*       Moody's rating.

**      Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.

         If the Moody's Discount Factor used to discount a particular Municipal Obligation is determined by reference to the insurance claims-paying ability rating of the insurer of such Municipal Obligation, such Moody's Discount Factor will be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the above table under the applicable rating category, and (ii) the percentage set forth in the above table under the rating category that is one rating category below the applicable rating category.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is Part of an issue of Municipal Obligations of at least $5,000,000 except for Municipal Obligations rated below A by Moody's Municipal Obligations within the healthcare Issue Type Category, in which case the minimum issue size is $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities falling within a particular Issue Type Category may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Other Securities issued by issuers located within any one county may comprise no more than 4% of Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 6% of Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 10% of Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of Moody's Eligible Assets; and (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation rated BBB- by S&P shall not be considered to be rated BBB by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., JPMorgan Chase Bank or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

         For purposes of determining as of any Valuation Date whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody's Eligible Assets that are
(i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by a Moody's Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

         "ORIGINAL ISSUE INSURANCE" shall mean "Original Issue Insurance" as defined in the Fund's Registration Statement.

         "OTHER ISSUES" shall have the respective meanings specified in the definition of "Issue Type Category."

         "PERMANENT INSURANCE" shall mean "Permanent Insurance" as defined in the Fund's Registration Statement.

         "PORTFOLIO INSURANCE" shall mean "Portfolio Insurance" as defined in the Fund's Registration Statement.

         "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

            PREVAILING RATING                   PERCENTAGE
            -----------------                   ----------
"aa3"/AA-- or higher...................            110%
"a3"/A--...............................            125%
"baa3"/BBB--...........................            150%
"ba3"/BB--.............................            200%
Below "ba3"/BB--.......................            250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal and Massachusetts personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductability of local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

         For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA-- or higher if such shares have a rating of "aa3" or better by Moody's and AA-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA-- or higher, then "a3"/A-- if such shares have a rating of "a3" or better by Moody's and A-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA-- or higher or "a3"/A--, then "baa3"/BBB-- if such shares have a rating of "baa3" or better by Moody's and BBB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA-- or higher, "a3"/A-- or "baa3"/BBB--, then "ba3"/BB-- if such shares have a rating of "ba3" or better by Moody's and BB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA-- or higher, "a3"/A--, "baa3"/BBB--, or "ba3"/BB--, then Below "ba3"/BB--; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of Appendix A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

         "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation or is not covered by bond insurance, the S&P or Moody's rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the S&P insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund's option, the S&P or Moody's rating on such Municipal Obligation or the S&P insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                                   RATING CATEGORY
                                                ------------------------------------------------------
                                                                                                  HIGH
             EXPOSURE PERIOD                    AAA*         AA*           A*         BBB*       YIELD
             ---------------                    ----         ---          ---         ----       -----
45 Business Days.......................          210%        215%         230%        270%        240%
25 Business Days.......................          190         195          210         250         240
10 Business Days.......................          175         180          195         235         240
7 Business Days........................          170         175          190         230         240
3 Business Days........................          150         155          170         210         240

----------

*       S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the MuniPreferred. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

         "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis;
(iv) is not subject to a covered call or put option written by the Fund; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; and (vi) except for Inverse Floaters, is Part of an issue of Municipal Obligations with an original issue size of at least $5 million. Any Municipal Obligation that is a part of an original issue size of less than $10 million must carry a rating of at least A by S&P or an equivalent rating by another nationally recognized statistical rating organization and the Market Value of such Municipal Obligations may not exceed 20% of the aggregate Market Value of S&P Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  (1) Municipal Obligations (excluding Escrowed Bonds and High Yield Securities) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

                  (2) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the utility Issue Type Category will be broken down into three sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in each such sub-category does not exceed 25% of the aggregate Market Value of S&P Eligible Assets per each sub-category provided that the total utility Issue Type Category does not exceed 60% of the Aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the transportation Issue Type Category will be broken down into two sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in both sub-categories combined does not exceed 40% of the aggregate Market Value of S&P Eligible Assets (exposure to transportation sub-category
         (i) described in the definition of Issue Type Category is limited to 25% of the aggregate Market Value of S&P Eligible Assets, provided, however, exposure to transportation sub-category (ii) can exceed the 25% limit to the extent that exposure to transportation sub-category
         (i) is reduced, for a total exposure up to and not exceeding 40% of the aggregate Market Value of S&P Eligible Assets for the transportation Issue Type Category); and provided, however, that the general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 50% of the aggregate Market Value of S&P Eligible Assets;

                  (3) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

                  (4) Out of State Bonds shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

         For purposes of determining as of any Valuation Date whether the Fund has S&P Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to S&P Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by an S&P Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

         "SECONDARY MARKET INSURANCE" shall mean "Secondary Market Insurance" as defined in the Fund's Registration Statement.


         SECTION 5. INITIAL RATE PERIODS. The Initial Rate Period for shares of Series W MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding ___________, 2003.


         SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (ZZZ) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT. __________, 2003.

         SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.


                     PARTY                             SERIES OF MUNIPREFERRED
                     -----                             -----------------------
Salomon Smith Barney..........................                Series W


         SECTION 8. ADDITIONAL DEFINITIONS.

         "OUT OF STATE BONDS" shall mean "Out of State Bonds" as defined in the Fund's Registration Statement.

         SECTION 9. DIVIDEND PAYMENT DATES. Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

         Series W MuniPreferred, for the Initial Rate Period on Thursday, ______________, 2003, and on each Thursday thereafter.


         SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION 5 OF
PART I OF THIS STATEMENT.
________________.

         SECTION 11. REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS. Not applicable.

 SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (B)(III) OF SECTION 3 OF PART II OF THIS STATEMENT. For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal combined regular Federal and Massachusetts personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal combined regular Federal and Massachusetts personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

         SECTION 13. CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.

                  (a) For so long as any MuniPreferred are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the MuniPreferred by S&P, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

                           (i) the Fund will not engage in any S&P Hedging
                  Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the fund by the Fund's taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                           (ii) the Fund will not engage in any S&P Hedging
                  Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

                           (iii) the Fund will engage in Closing Transactions to
                  close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

                           (iv) the Fund will engage in a Closing Transaction to
                  close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

                           (v) when the fund writes a futures contract or option
                  thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

         For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to
(i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

                  (b) For so long as any MuniPreferred are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the MuniPreferred by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

                           (i) the Fund will not engage in any Moody's Hedging
                  Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Fund at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

                           (ii) the Fund will not engage in any Moody's Hedging
                  Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or
                  (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Fund);

                           (iii) the Fund will engage in Closing Transactions to
                  close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

                           (iv) the Fund will engage in a Closing Transaction to
                  close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

                           (v) the Fund will engage in Moody's Hedging
                  Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

                           (vi) the Fund will not engage in options and futures
                  transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

                           (vii) the Fund will not enter into an option or
                  futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and
(b) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;
(iv) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

                  (c) For so long as any MuniPreferred are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(b) of this Statement), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

                           (i) the Fund will maintain in a segregated account
                  with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                           (ii) the Fund will not enter into a Forward
                  Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the MuniPreferred Maintenance Amount.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

                                   APPENDIX B

RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:


         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are
                           regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)      The ratings from 'AA' to 'CCC' may be modified by the
                           addition of a plus or minus sign to show relative standing within the major rating categories.

C The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.                       Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

         Aaa Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         # (hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

         MIG 1/VMIG 1               This designation denotes superior credit
                                    quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2               This designation denotes strong credit
                                    quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3               This designation denotes acceptable credit
                                    quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

         AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

        BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.
                                               Financial commitments are
                                               currently being met; however,
                                               capacity for continued payment is
                                               contingent upon a sustained,
                                               favorable business and economic
                                               environment.

        CCC, CC, C High default risk           Default is a real possibility.
                                               Capacity for meeting financial
                                               commitments is solely reliant
                                               upon sustained, favorable
                                               business or economic
                                               developments. A 'CC' rating
                                               indicates that default of some
                                               kind appears probable. 'C'
                                               ratings signal imminent default.

        DDD, DD, and D Default                 The ratings of obligations in
                                               this category are based on their
                                               prospects for achieving partial
                                               or full recovery in a
                                               reorganization or liquidation of
                                               the obligor. While expected
                                               recovery values are highly
                                               speculative and cannot be
                                               estimated with any precision, the
                                               following serve as general
                                               guidelines. 'DDD' obligations
                                               have the highest potential for
                                               recovery, around 90%-100% of
                                               outstanding amounts and accrued
                                               interest. 'DD' indicates
                                               potential recoveries in the range
                                               of 50%-90%, and 'D' the lowest
                                               recovery potential, i.e., below
                                               50%. Entities rated in this
                                               category have defaulted on some
                                               or all of their obligations.
                                               Entities rated 'DDD' have the
                                               highest prospect for resumption
                                               of performance or continued
                                               operation with or without a
                                               formal reorganization process.
                                               Entities rated 'DD' and 'D' are
                                               generally undergoing a formal
                                               reorganization or liquidation
                                               process; those rated 'DD' are
                                               likely to satisfy a higher
                                               portion of their outstanding
                                               obligations, while entities rated
                                               'D' have a poor prospect for
                                               repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX C

                             DESCRIPTION OF INSURERS

         Set forth below is information about the various municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of portfolio insurance. The information in this Appendix is based on information supplied by the insurers, and the Fund cannot verify its accuracy and completeness. References herein to the "bonds" refers to municipal bonds contained in the Fund's portfolio.

AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE")

         Ambac Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,802,000,000 (unaudited) and statutory capital of approximately $3,564,000,000 (unaudited) as of September 30, 2002. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.


         Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation to Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

         Ambac Assurance makes no representation regarding the bonds or the advisability of investing in the bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and Statement of Additional Information, other than the information supplied by Ambac Assurance and presented under this heading "Ambac Assurance Corporation."

AVAILABLE INFORMATION

         The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy statements and other information may be inspected and copied at the SEC's public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including the Company. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005.

         Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")




         Financial Security is a New York domiciled insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.

         At September 30, 2002, Financial Security's total policyholders' surplus and contingency reserves were approximately $1,728,433,000 and its total unearned premium reserve was approximately $972,390,000 in accordance with statutory accounting principles. At September 30, 2002, Financial Security's total shareholders' equity was approximately $928,564,000 and its total net unearned premium reserve was approximately $814,684,000 in accordance with generally accepted accounting principles.

         The financial statements included as exhibits to the annual and quarterly reports filed by Holdings with the Securities and Exchange Commission are hereby incorporated herein by reference. Also incorporated herein by reference are any such financial statements so filed from the date of this Statement of Additional Information until the termination of the offering of the bonds. Copies of materials incorporated by reference will be provided upon request to Financial Security Assurance Inc.: 350 Park Avenue, New York, New York 10022, Attention: Communications Department (telephone (212) 826-0100).

         The policy does not protect investors against changes in market value of the bonds, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. Financial Security makes no representation regarding the bonds or the advisability of investing in the bonds. Financial Security makes no representation regarding the Prospectus or Statement of Additional Information, nor has it participated in the preparation thereof, except that Financial Security has provided to the Fund the information presented under this caption for inclusion in the Statement of Additional Information.

MBIA INSURANCE CORPORATION ("MBIA")

         MBIA is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.


         MBIA does not accept any responsibility for the accuracy or completeness of this Prospectus or Statement of Additional Information or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the policy and MBIA set forth under the heading "MBIA Insurance Corporation".


         The Company files annual, quarterly and special reports, information statements and other information with the SEC under File No. 1-9583. Copies of the SEC filings (including (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and, (2) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002), are available (i) over the Internet at the SEC's web site at http://www.sec.gov; (ii) at the SEC's public reference room in Washington D.C.; (iii) over the Internet at the Company's web site at http://www.mbia.com; and (iv) at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

         As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 2002, MBIA had admitted assets of $9.0 billion (unaudited), total liabilities of $5.9 billion (unaudited), and total capital and surplus of $3.1 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

FINANCIAL STRENGTH RATINGS OF MBIA

         Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa."

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. rates the financial strength of MBIA "AAA."

         Fitch Ratings. rates the financial strength of MBIA "AAA."

         Each rating of MBIA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the bonds. MBIA does not guaranty the market price of the bonds nor does it guaranty that the ratings on the bonds will not be revised or withdrawn.

FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

         Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2002, the total capital and surplus of Financial Guaranty was approximately $1.08 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department (telephone number:
212-312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: 212-480-5187).

RATINGS

         The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

         An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

         The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

         S&P's and Moody's ratings are not recommendations to buy, sell or hold the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

         S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix B for more information about ratings by Moody's and S&P.

                                   APPENDIX D

                          HEDGING STRATEGIES AND RISKS

         Set forth below is additional information regarding the various defensive hedging techniques.

FUTURES AND INDEX TRANSACTIONS

FINANCIAL FUTURES

         A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

         The purchase of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. When the Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

         The sale of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

         Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

         The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

         The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

         A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

         The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

         Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                   APPENDIX E

                       FACTORS PERTAINING TO MASSACHUSETTS

         Except to the extent the Massachusetts Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Massachusetts municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal bonds. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

         There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts bonds in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

         In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than that of the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999. Over the last decade, growth of the Massachusetts economy has averaged 3.8%, while New England and the nation have experienced average growth of 3.3% and 3.5%, respectively. The Massachusetts economy is the largest in New England, making up an average of 47.6% of New England's total Gross State Product and an average of 2.7% of the nation's economy over the past decade.



         The Massachusetts services sector, with 37.4% of the non-agricultural work force in August 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.5%), government employment (12.0%) and manufacturing (12.2%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing, and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 was accompanied by increased employment levels; and between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001. However, preliminary data show total non-agricultural employment declining 1.5% from August 2001 to August 2002, with declines in the manufacturing, transportation and public utilities, services, wholesale and retail trade and government employment sectors.



         The Massachusetts economy is fairly concentrated in the eastern portion of the state, particularly in the metropolitan Boston area. Of the 13 Fortune 500 companies headquartered in the Commonwealth in 2001, 11 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth benefited from the economic growth over the past decade, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher employment, lower per capita income and stagnant property values.



         On November 5, 2002, the Commonwealth elected a new Governor, W. Mitt Romney, a Lieutenant Governor, Kerry Healey, and a new Treasurer and Receiver-General, Timothy Cahill, to take office in January 2003.



         FISCAL MATTERS

         BUDGETED OPERATING FUNDS

         The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with the generally accepted accounting principles ("GAAP"), as defined by the Government Accounting Standards Board. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the "budgeted operating funds" of the Commonwealth. They do not include the capital projects funds of the

Commonwealth, into which the proceeds of Commonwealth bonds are deposited. The three principal budgeted operating funds are the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally account for approximately 93% of total expenditures of the budgeted operating funds.


         The Commonwealth's budgeted operating funds for fiscal 1998, 1999, 2000 and 2001 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $798 million, ($80) million, $173 million and $727 million and positive fund balances of $2.192 billion, $2.112 billion, $2.285 billion and $3.013 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $19.002 billion for fiscal 1998, $20.245 billion for fiscal 1999, $22.414 billion for fiscal 2000 and $22.134 for fiscal 2001.



         Estimates for fiscal 2002 are based on the General Appropriations Act, as supplemented to date, and certain transfers from reserves that were proposed by the Acting Governor but have not yet been authorized by the Legislature. The Executive Office of Administration and Finance estimates that fiscal 2002 budgeted expenditures and other uses will total approximately $22.800 billion, while budgeted revenues and other sources will total approximately $21.175 billion, representing a deficiency of $1.625 billion. Based on a preliminary analysis for fiscal 2003, which reflects numerous spending and revenue estimates the achievement of which cannot be assured, the Executive Office of Administration and Finance estimates fiscal 2003 budgeted expenditures and other uses will total approximately $22.844 billion, while budgeted revenues and other sources will total approximately $21.910 billion, representing a deficiency of $935 million.


         COMMONWEALTH REVENUES

         In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2001 on a GAAP basis, approximately 68.0% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 21.9% of such revenues, with the remaining 10.1% provided from departmental revenues and transfers from non-budgeted funds.

         STATE TAXES

         The major components of state taxes are the income tax, which is projected to account for approximately 56% of total tax revenues in fiscal 2002, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institution and public utility corporations), which are projected to account for approximately 8%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2002 tax revenues.

         The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% is applied to most types of income, effective on January 1, 2002. This rate was scheduled to be reduced to 5.0% on January 1, 2003 and thereafter, but the implementation of this reduction was delayed by the Legislature in July 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%. For tax years beginning before May 1, 2002, the tax rates on gains from the sale of capital assets owned more than one year range from 5% to 0%. For tax years beginning on or after May 1, 2002, the tax rate on gains from the sale of capital assets owned more than one year is 5.3%, which rate is scheduled to fall to 5.0% for tax years beginning after 2002. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

         Prior to January 1, 1999, a different rate was applied to "Part A" income (generally, interest and dividends) and "Part B" income (generally, "earned" income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 by virtue of the approval of an initiative petition by Massachusetts voters on November 7, 2000, which also provided for the further reductions described above in 2002 and 2003. The Department of Revenue estimated that the rate changes contained in the initiative petition reduced fiscal 2001 revenues by approximately $145 million, and estimated that it would reduce fiscal 2002 revenues by $470 million and fiscal 2003 revenues by $925 million. The annualized value of the reduction, once fully effective in fiscal 2004, was estimated to be approximately $1.220 billion. As noted in more detail below, however, in July 2002 the Legislature delayed implementation of reductions of the tax rate on most non-capital gains.

         LIMITATIONS ON TAX REVENUES

         Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local government units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

         Tax revenues in fiscal 1997 through fiscal 2001 were lower than the limit set by Chapter 62F and the Commonwealth's Executive Office of Administration and Finance currently estimates that state tax revenues in fiscal 2002 will not reach such limit. For fiscal 2001, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $16.8 billion and allowable state tax revenues were approximately $18.3 billion.

         LOCAL AID PROPERTY TAX LIMITS

         In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2-1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2-1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2-1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2-1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2001, the aggregate property tax levy grew from $3.346 billion to $7.520 billion, representing an increase of approximately 124.7%. By contrast, according to federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 108.5%.

         Many communities have responded to the limitation imposed by Proposition 2-1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) which permit communities to exceed the limits of Proposition 2-1/2. Override activity steadily increased throughout the 1980's before peaking in fiscal 1991 and decreasing thereafter. In fiscal 2001, 36 communities had successful override referenda which added an aggregate of $20.5 million to their level limits. In fiscal 2001, the impact of successful override referenda going back as far as fiscal 1993, was to raise the levy limits of 134 communities by approximately $97.4 million. Although Proposition 2-1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns. In addition to overrides, Proposition 2-1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 13 communities in fiscal 2001 and totaled approximately $3.5 million. In fiscal 2001, the impact of successful debt exclusion votes going back as far as fiscal 1993, was to raise the levy limits of 272 communities by approximately $1.342 billion.

         COMMONWEALTH FINANCIAL SUPPORT FOR LOCAL GOVERNMENT

         The Commonwealth makes substantial payments to its cities, towns and regional school districts (called "Local Aid") to mitigate the impact of local property tax limits such as Proposition 2 1/2 on local programs and services. In fiscal 2002, approximately 22.8% of the Commonwealth's budget was allocated to direct Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds.

         As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $3.213 billion in fiscal 2002. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

         Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction, and police education incentives.

         In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, housing subsidies and the costs of courts and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the Massachusetts Bay Transportation Authority takes the form of dedicated tax revenues.

         INITIATIVE LAW

         A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

         COMMONWEALTH CAPITAL SPENDING

         The Commonwealth finances capital expenditures from a variety of sources, including general obligation bonds and special obligation (gas tax and convention center) bonds issued by the state and federal reimbursements. As a result of the Central Artery/Ted Williams Tunnel Project, certain additional funding sources have been developed, including specified contributions from independent authorities and the issuance of federal grant anticipation notes to be repaid from future federal reimbursements. In addition, at the end of the last four fiscal years, the Commonwealth has set aside surplus operating revenues to supplement capital spending.

         FIVE-YEAR CAPITAL SPENDING PLAN

         Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of capital spending to be financed by bonds issued by the state. In fiscal 1992 the annual limit was set at approximately $825 million. During fiscal 1995 the limit was raised to approximately $900 million, during fiscal 1998 to approximately $1.0 billion and to $1.2 billion for fiscal 2002. Actual bond-financed capital expenditures during fiscal 1997, 1998, 1999, 2000 and 2001 were approximately $955 million, $1.0 billion, $1.0 billion, $999 million and $1.0 billion, respectively. The fiscal 1999 figure does not include approximately $26 million of bond-funded expenditures not counted against the annual limit because of their relationship to a debt defeasance transaction. Capital spending for fiscal years 2002 through 2006 to be financed from debt issued by the state is forecast at $6 billion, which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the projected level of Commonwealth capital spending will leverage approximately $2.287 billion in federal highway funding. Due to the size and complexity of the Commonwealth's capital program and other factors, the timing and amount of actual capital expenditures and debt issuances over the period will likely vary from the annual spending amounts contained in the five-year capital spending plan.

         CENTRAL ARTERY/TED WILLIAMS TUNNEL PROJECT

         General. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

         On July 24, 2002 the CA/T Project announced the results of its annual cost/schedule update ("CSU 9"). The CA/T Project projected that its budget would remain at $14.625 billion (consistent with its March 2002 announcement, though representing an increase over the $14.475 billion estimate included in the October 2001 finance plan described below). CSU 9 also reported that I-90 is scheduled to open in November 2002, with a possible delay extending until December 2002, I-93 northbound is scheduled to open in December 2002, with a possible delay extending until January 2003, and the initial opening of I-93 southbound is scheduled for December 2003, with a possible delay extending until January 2004. Substantial completion is estimated to be in February 2005, with a possible delay extending until March 2005. The CSU 9 contingency account is budgeted at $334.9 million, the management contingency account is budgeted at $294 million and the CEO contingency account is budgeted at $40.9 million. CSU 9 is the basis for the budget and schedule portion of the annual finance plan which was filed by the Massachusetts Turnpike Authority (the "Turnpike Authority") with the Federal Highway Administration on August 31, 2002 (the "October 2002 Finance Plan").


         As it has for the past three fiscal years, the Executive Office for Administration and Finance has engaged an independent auditor to review and evaluate CSU 9. In its final report dated September 30, 2002, the independent auditor did not recommend an increase to the overall CA/T Project budget of $14.625 billion contained in CSU 9. However, the auditor found that certain milestone opening dates were more likely to be later than those stated by the Turnpike Authority in CSU 9. The likely opening dates cited by the auditor were as follows: an I-90 opening of January 2003, an I-93 northbound opening of March 2003, and an I-93 southbound opening of May 2004.


         On July 26, 2002, the Federal Highway Administration announced the results of their annual budget review of the CA/T Project. The Federal Highway Administration estimates the total cost of the project to be $14.46 billion. The Massachusetts State Auditor has also recently issued an interim report concluding that the CSU 9 projected budget of $14.625 billion is overstated by approximately $88 million.

         The magnitude of the CA/T Project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion, including payments from the Turnpike Authority and the Massachusetts Port Authority (the "Port Authority") and state borrowings in anticipation of future federal highway reimbursements. The legislation authorizing the CA/T Project contemplates that the completed project will be owned and operated by the Turnpike Authority as part of the Metropolitan Highway System, which was established in conjunction with the project.

         Federal Oversight. Increased federal oversight of the CA/T Project occurred in early 2000 following the February 1, 2000 announcement by project officials of substantially increased project cost estimates. A special task force of federal officials reported to the U. S. Secretary of Transportation on March 31, 2000 that senior management of the project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership. The report was released on April 11, 2000, and upon receipt of the report, Governor Cellucci requested and received the resignation of the chairman of the Turnpike Authority and appointed a new chairman. By letter dated June 15, 2000, the Federal Highway Administration informed the Turnpike Authority that it had been designated a "high-risk grantee" with respect to activities related to the project and that such designation would remain in effect until the project's completion. According to the letter, the designation means that more detailed financial reports and additional project monitoring will be required on the project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation and Construction, the Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out certain federal reporting and monitoring requirements for the project and stipulating that federal funding for the project will not exceed $8.549 billion, including $1.5 billion to pay the principal of federal grant anticipation notes.

         On October 23, 2000 the President of the United States approved legislation providing that the U. S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each state fiscal year for construction activities and transportation projects other than the CA/T Project. (For fiscal 2002, such spending as of July 5, 2002 was approximately $405 million.) In addition, the legislation limits total federal funding to $8.549 billion, consistent with the project partnership agreement. Finally, the legislation ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. (This finding was made on June 13, 2002 with respect to the finance plan filed for October 2001.) Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the CA/T Project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.


         Federal approval has not yet been obtained for the October 2002 Finance Plan, with the result that commencing October 1, 2002, the U.S. Department of Transportation is withholding future obligation of federal funds for the CA/T Project. This withholding is not expected to adversely affect CA/T Project cash flow, assuming federal approval is obtained by August 31, 2003.

         Infrastructure Fund. The Central Artery and Statewide Road and Bridge Infrastructure Fund (the "Infrastructure Fund") was created by legislation in May 2000 to fund additional costs of the CA/T Project that had been announced in February 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for fiscal 2001 through fiscal 2005. Including the $2.168 billion expected to be available for the CA/T Project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made.

         Recent Developments. Tax receipts flowing into the federal highway trust fund, which are the source of federal funding for highway projects throughout the nation, are expected to drop in federal fiscal 2003, thereby reducing available federal funding for transportation projects. It is uncertain what the magnitude of this anticipated decrease in the level of federal highway aid to states will have on funding for projects in Massachusetts, including the CA/T Project.

         The finance plan filed then Turnpike Authority includes in the funding sources for the CA/T Project a total of $365 million from the Port Authority (inclusive of the $65 million payment to the Infrastructure Fund described above), representing the purchase price to be paid by the Port Authority to the Commonwealth in exchange for the transfer to the Port Authority of certain roadway assets at Boston-Logan International Airport constructed or improved as part of the project. Approximately $160 million of the amount has already been paid by the Port Authority. The remaining amount of approximately $205 million is scheduled to be paid in one installment of approximately $105 million on December 31, 2002 and two installments of $50 million each on December 31, 2003 and December 31, 2004. The Port Authority intends to fund all of such payments through issuance of revenue bonds of the Port Authority. Because of the effects on the air travel industry of the terrorist attacks of September 11, 2001, the Port Authority has experienced significant reductions in air operations and revenues as well as increases in certain expenses at Boston-Logan International Airport. In response to these circumstances, the Port Authority has implemented a fiscal recovery plan, which includes reduced operating expenses and capital program commitments. While the duration of these circumstances cannot be known, the Port Authority has advised the Commonwealth that it does not expect to issue general revenue bonds or pay the December 2002 installment until the summer of 2003. The Commonwealth has agreed with the Port Authority to reschedule this installment. Pursuant to legislative authorization, the Commonwealth has already expended approximately $170 million of the remaining payments prior to their receipt and expects to issue bond anticipation notes to replace this cash pending receipt of payments from the Port Authority.

         The Turnpike Authority initiated negotiations with its management consultant for the CA/T Project to modify the remaining four years of the existing five-year consulting contract on matters relating to performance and cost issues. The negotiations are ongoing at this time. No prediction can be made as to the outcome of the negotiations or the effect on the project.

         On March 16, 2002, the CA/T Project received a claim on a contract for $91.6 million from Honeywell Technology Solutions, Inc. ("Honeywell"). On September 19, 2002, the CA/T Project received a revised claim from Honeywell for $123.9 million (including the initial claim for $91.6 million received and the revised component cost increase of $10.7 million). In negotiations between Honeywell and the CA/T Project on the contract, Honeywell stated its intent not to continue to perform work on an accelerated basis as directed by the CA/T Project. Subsequently, as a result of continued negotiations, an agreement has been reached between the CA/T Project and Honeywell whereby

Honeywell has agreed to continue accelerated work and meet a schedule coinciding with the CA/T Project's schedule. The Honeywell contract includes installation of systems necessary to open the roadway. If Honeywell fails to implement this agreement this may have an adverse impact on CA/T Project cost and schedule. In addition, like any other critical path contractor, if Honeywell were to abandon the contract altogether this may result in a substantial and material impact to CA/T Project cost and schedule. Negotiations between Honeywell and the CA/T Project, including on the issues of the claimed amount and schedule, are ongoing at this time.

         On June 28, 2002, the Turnpike Authority board delivered notice of termination to the Chief Executive Officer pursuant to his employment contract. The termination became effective August 1, 2002. Prior to his termination, the Chief Executive Officer delegated all of his powers to the Chairman of the Turnpike Authority board.


         On October 23, 2002, Fitch Ratings downgraded the Turnpike Authority's Metropolitan Highway System revenue bonds. The senior bonds went from a rating of A to BBB+ and the subordinate bonds went from a rating of A- to BBB. The ratings outlook on these bonds is stable. This rating downgrade did not affect the Turnpike Authority's Western Turnpike revenue bonds, which are separate from the Metropolitan Highway System. Fitch Ratings affirmed the Western Turnpike revenue bonds rating of A+. For further information, please consult Fitch Ratings.



         Progress/Schedule Update. As of September 30, 2002, construction was 84.3% complete. The CA/T Project has placed a total of approximately $12.7 billion under contract or agreement and approximately 90% of all construction scope is now under contract. Certain components of the CA/T Project are not meeting production targets which is having an effect on CA/T Project completion schedule. The potential exposure to CA/T Project schedule milestones identified in the October 2002 Finance Plan is covered by schedule cost contingency. The CA/T Project is targeting November 2004 for the full I-93 southbound opening and CA/T Project substantial completion for February 2005.


         The current weak economy and resolution of contractor claims, including so called global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contractors. Such financial difficulty could affect the ability of a contractor to complete CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial and material impact on CA/T Project schedule and cost. The extent of such a material impact would depend on a number of factors that would have to be assessed on a case-by-case basis upon the occurrence of such an event.

         TOBACCO SETTLEMENT

         On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. Under the Agreement, the cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

         The Commonwealth's allocable share of the base amounts payable under the master settlement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets.

         The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017.

         The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement. See "Litigation."

         During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the Master Settlement Agreement. The General Appropriation Act for fiscal 2002 changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund Payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The Administration estimates that approximately $266.7 million of the settlement will be paid into the Health Care Security Trust in fiscal 2002, of which approximately $133.4 million will be made available for spending through the Tobacco Settlement Fund. The Administration also plans to spend in fiscal 2002 approximately $15.1 million from the Tobacco Settlement Fund that was retained from prior years.

         On March 14, 2002, the Acting Governor proposed spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003.

         DEBT RATINGS


         As of December 31, 2002, Moody's and Fitch maintained Aa2 and AA-ratings on the Commonwealth's general obligation debt, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth in which the Fund may invest. There can be no assurance that these ratings will continue.


         In past years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The recurrence of such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts bonds in the

Fund. Should there be during the term of the fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value or marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts bonds in the Fund and interest income to the Fund could be adversely affected.

         COMMONWEALTH DEBT AND OTHER LONG-TERM LIABILITIES

         TYPES OF DEBT

         The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

         In addition, the Commonwealth is authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities,
(b) budgetary contractual assistance liabilities or (c) contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly ties to debt service. Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth's debt. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.


         As of October 1, 2002, the Commonwealth's total long-term debt and debt related to general obligation contract assistance liabilities were approximately $15.471 billion, consisting of approximately $12.975 billion of general obligation debt, $838 million of special obligation debt, $1.499 billion of federal grant anticipation notes and $159 million of debt related to general obligation contract assistance liabilities.


         DEBT SERVICE

         The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt services expenditures since fiscal 1989. Debt service expenditures for fiscal 1999, fiscal 2000 and fiscal 2001 were $1.174 billion, $1.193 billion and $1.408 billion, respectively

(excluding debt service on dedicated income tax bonds), and were estimated to be $1.305 billion for fiscal 2002 and $1.418 billion for fiscal 2003.


         In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding certain types of bonds specified by statute). The percentage of total appropriations expended from the budgeted operating funds for debt service for fiscal 2001 was 6.1%, which was projected to decrease to 5.9% in fiscal 2002.

         CERTAIN LIABILITIES

         Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate Local Aid to cities, towns, schools and other districts and transit authorities above current levels (see "--Local Aid"); and Medicaid expenditures which have increased each year since the program was initiated (from $3.398 billion in fiscal 1995 to $4.642 billion in fiscal 2001).

         COMMONWEALTH PENSION OBLIGATIONS

         The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

         The systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the

Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980's, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

         The legislation requires the Secretary of Administration and Finance to prepare a funding schedule that provides for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2018, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary is also required to conduct experience investigations every six years. Funding schedules are to be filed with the Legislature triennially by March 1 and are subject to legislative approval. Under the pension legislation, if a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule; such payments must, however, at least equal the prior year's payments.

         An actuarial valuation dated January 1, 2000 was released by the Public Employees Retirement Administration Commission (PERAC) on September 15, 2000. According to this valuation the total actuarial accrued liability was approximately $32.742 billion (comprised of $14.137 billion for state employees, $16.420 billion for state teachers, $1.381 for Boston teachers and $803 million for cost-of-living increases granted for local systems prior to July 1997). Assets were valued at a total of approximately $27.905 billion (comprised of $13.364 billion for state employees, $13.681 billion for state teachers, $860 million for Boston teachers and nil for cost-of-living increases). The total unfunded actuarial accrued liability per this valuation was approximately $4.837 billion (comprised of $773.4 million for state employees, $2.739 billion for state teachers, $521 million for Boston teachers and $803 million for cost-of-living increases). As used herein, "actuarial accrued liability" is the estimated present value of all benefits to be paid to existing pensioners and current employees less the present value of the future normal costs associated with such employees. The "unfunded" liability is the amount by which the actuarial accrued liability exceeded accumulated assets set aside therefor and represents the present value of the amount that would have to be contributed in the future in addition to normal costs in order for the liability to be fully funded. The actuarial assumptions used in the valuation study included future investment earnings of 8.25% per year, annual salary increases of 6% and annual cost-of-living increases for pensioners of 3% on the first $12,000 of benefits. The actuarial value of assets was determined by continuing the phase-in of the use of a five year average value rather than current market value, a process that had begun with the January 1, 1998 valuation study released on October 26, 1998; and assets were valued at 91% of market value.

         In October and November 2000 PERAC released two six-year experience studies which were based on reviews of the state employees and teachers retirement systems for calendar years 1995 through 1999. The net effect of these recommendations was to increase the estimate of the Commonwealth's total actuarial accrued liability as of January 1, 2000 for the state employees' and teachers' retirement systems by approximately $740 million to approximately $33.482 billion (comprised of $14.171 billion for state employees, $17.044 billion for state teachers, $1.440 billion for Boston teachers and $827 million for cost-of-living increases).

         On the basis of the January 1, 2000 valuation and the experience studies, the Secretary of Administration and Finance developed two new alternative estimates of unfunded actuarial accrued liability. Both estimates used the $33.482 billion estimate of total actuarial accrued liability developed by the experience studies, but they differed with respect to their assumptions of asset valuation. One valued assets at the same $27.905 billion utilized in the January 1, 2000 valuation study, reflecting a valuation of 91% of market value. It estimated total unfunded actuarial accrued liability at approximately $5.577 billion (comprised of $807 million for state employees, $3.363 billion for state teachers, $580 million for Boston teachers and $827 for cost-of-living increases). The other, utilizing a valuation of 89% of market value and thus valuing assets at approximately $27.292 billion, estimated total unfunded actuarial accrued liability to be approximately $6.190 billion (comprised of $1.100 billion of state employees, $3.664 for state teachers, $599 million for Boston teachers and $827 million for cost-of-living increases).

         On March 1, 2001, the Secretary of Administration and Finance filed three alternative funding schedules with the Legislature, two of which were based on the foregoing alternative calculations of unfunded actuarial accrued liability. In addition, the funding schedules also assumed additional annual costs of $50 million estimated to be attributable to 2000 legislation that enhanced certain retirement benefits for teachers. (On December 12, 2001, PERAC subsequently reported a preliminary estimate of the impact of the teacher retirement legislation in fiscal 2001 to be $57.1 million.) On March 7, 2001, the House Committee on Ways and Means approved the proposed funding schedule that had been based on the valuation of 89% of market value, and which reflected total estimated unfunded actuarial accrued liability of approximately $6.190 billion.

         The fiscal 2002 General Appropriation Act passed by the Legislature in November 2001 did not appropriate the amount provided in the funding schedule approved by the House Committee on Ways and Means on March 7, 2001 but instead appropriated for pension funding the amount of $912.4 million. In connection with the adoption of the fiscal 2002 budget, the House Ways and Means Committee also prescribed new pension funding amounts for fiscal 2003 and 2004 of, respectively, $926.1 million and $940.5 million. These revised amounts match the funding amounts scheduled for fiscal 2002 through 2004 in the alternative schedule submitted in March 2001 by the Secretary of Administration and Finance, as described above, which had utilized an asset valuation of 91% of market value and reflected total estimated unfunded actuarial accrued liability of $5.577 billion.

         PERAC has prepared a new actuarial valuation of the total pension obligation dated January 1, 2001, which was released September 19, 2001. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $6.374 billion, including unfunded actuarial accrued liabilities of $1.248 billion for the State Employees' Retirement System, $3.779 billion for the State Teachers' Retirement System, $583 million for Boston Teachers and $764 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2001 to be approximately $35.605 billion (comprised of $15.169 billion for state employees, $18.170 billion for state teachers, $1.502 billion for

Boston teachers and $764 million for cost-of-living increases). Total assets were valued at approximately $29.230 billion, which reflected full phase-in of the five-year average valuation method and equaled 96.6% of market value.

         The Acting Governor's fiscal 2003 budget proposal filed on January 23, 2002, recommended funding the Commonwealth's pension obligations in accordance with a schedule that incorporates the January 1, 2001 actuarial valuation and would extend amortization of the unfunded pension liability from June 30, 2018 to June 30, 2028. On March 1, 2002 the Secretary of Administration and Finance submitted to the Legislature a new funding schedule reflecting this proposal and reflecting the increased unfunded liability reported in the PERAC valuation released in September 2001. Pursuant to this schedule the pension funding appropriation for fiscal 2002 would be reduced to $778.4 million (as proposed by the Acting Governor in legislation filed in February 2002) and the pension funding appropriation for fiscal 2003 would be $796.1 million.

         MEDICAID

         The Medicaid program provides health care to low-income children and families, low-income adults, the disabled, and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), receives 50% in federal reimbursement on most Medicaid expenditures.

         Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget other than direct Local Aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000, and 2001 Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projects fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid program.

         Although the Division of Medical Assistance has implemented a number of savings and cost control initiatives, the large Medicaid expenditure increases experienced in recent years have been driven by increasing per capita costs, rising enrollment and increased use of health care services. Increasing per capita costs are attributable to the extensive reliance on community based long-term care by elderly and disabled individuals, an increase in the number of prescriptions filled and escalating costs of prescription drugs, and increasing hospital inpatient and outpatient use.

         During the first six months of fiscal 2002, as the economy entered a recession, Medicaid enrollment growth was higher compared to fiscal 2001 enrollment growth during the same period. The number of Medicaid members increased by 3.1% during the first six months of fiscal

2002, compared to a 1.7% increase in members during the same period in fiscal 2001. Continued economic recession is expected to lead to accelerated Medicaid enrollment in fiscal 2002 and 2003.

         Several factors are influencing the increasing costs of health care, including patient volume shifts, pharmacy prices and utilization, wage pressure and technological advances. In fiscal 2001, the Commonwealth spent over $170 million in rate increases to providers and supplemental financial assistance to distressed health care providers. Medicaid expenditures for nursing home care increased from $1.337 billion in fiscal 2000 to approximately $1.391 billion in fiscal 2001, and currently account for 29% of the Medicaid budget. In fiscal 2001, over 35,000 elderly and disabled citizens were cared for in nursing homes each month paid by Medicaid, at an annual cost per beneficiary of approximately $40,200. Medicaid patients account for over 70% of all nursing home patients in the Commonwealth. The Division of Medical Assistance has implemented measures to control the growth in nursing home expenditures. However, nursing home operators are seeking an additional $200 million from the Commonwealth to fully recover their costs. See "Litigation - Commonwealth Programs and Services" for more information about a legal claim brought by nursing homes seeking greater reimbursements by Medicaid.

         In fiscal 2001, the Legislature mandated a study of Medicaid reimbursement rates paid to acute hospitals, non-acute hospitals and community health centers. This study concluded that the Commonwealth's reimbursement rates for acute hospitals cover approximately 70% of hospitals' costs. This finding may give support to providers' general view that Medicaid rates should be raised. Although this does not create any financial obligations, it may influence final policy decisions regarding rates in the future. The Commonwealth's reimbursement rates for most Medicaid providers are set by the Division of Health Care Finance and Policy, which establishes reimbursements based on an "efficient provider" standard, rather than establishing a cost-based reimbursement.

         The federal Health Care Financing Administration (now Centers for Medicare and Medicaid Services) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment complies with the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. The Commonwealth continues to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years. No further action has been taken by federal authorities since June 2000 in regard to this matter.

         FINANCIAL RESULTS

         FISCAL 2002

         Commonwealth tax collections in fiscal 2002 were significantly less than those in fiscal 2001, resulting in reduced tax revenue estimates and budget adjustments. On April 15, 2002 the Acting Governor and legislative leaders announced an agreement to address the fiscal 2002 budget shortfall as then estimated. The April 15, 2002 plan was based on a fiscal 2002 consensus tax revenue estimate of $14.750 billion and a deficit then identified to be $689 million.

         On May 8, 2002, the Acting Governor proposed supplemental appropriations in the amount of approximately $24.2 million to fund various deficiencies. The proposal included a $24 million transfer from the Massachusetts Bay Transportation Authority (MBTA) Infrastructure Renovation Fund to the General Fund. The proposal also included recommendations for funding for programs that would carry into fiscal 2003.

         On May 17, 2002, the Acting Governor signed into law a bill that included approximately $371 million of supplemental appropriations and authorized the use of approximately $408 million in reserves to balance the fiscal 2002 budget. These reserves include $200 million from the Stabilization Fund, $115 million from pay-as-you-go capital funds, $56 million from the Caseload Mitigation Fund and $35 million from the Medical Security Trust. The legislation also extended the Commonwealth's pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million. It also drew $60 million from the fiscal 2002 tobacco settlement and reduced the Capital Needs Investment Trust by $23 million in fiscal 2002. The legislation enacted on May 17, 2002 was intended to give effect to the April 15 agreement among the Acting Governor and legislative leaders. In addition to the legislation that was enacted on May 17, 2002, the agreement called for $40 million in savings resulting from management initiatives relating to the Commonwealth's debt and $24 million in unspecified savings, which would be identified through further review and negotiation.

         Based on continuing tax revenue shortfalls, in May 2002 the Executive Office for Administration and Finance reduced the fiscal 2002 tax revenue estimate by an additional $470 million to $14.280 billion.

         FISCAL 2003

         On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in this figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumed that tax cuts scheduled to take effect under then-current tax law would remain in effect.


         On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimates would increase Commonwealth tax revenues by approximately $1.241 billion (compared to then-current law) through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, decreases in personal income tax exemptions and a delay in the implementation of Question 4, which would have reduced the tax rate on most non-capital gains income from 5.3% in tax year 2002 to 5.0% in tax year 2003. In addition, the fiscal 2003 General Appropriations Act increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.



         Also on July 19, 2002, the Legislature passed the General Appropriations Act ("GAA"). The Legislature's enacted budget was based on a tax revenue estimate of $14.116 billion, plus the $1.241 billion in estimated tax increases. The fiscal 2003 GAA included provisions that would conform state tax treatment of certain retirement accounts and mobile telecommunications services to federal law, which the Department of Revenue estimates will reduce fiscal 2003 tax collections by approximately $8 million. The fiscal 2003 GAA also included provisions for a tax amnesty to be implemented in fiscal 2003, which the Department of Revenue estimates will increase tax revenue collections by $43 million. These estimates yield a fiscal 2003 tax revenue estimate of $15.393 billion. Under the GAA, $684 million of sales tax revenue would be dedicated to the MBTA. The GAA directly appropriates $22.96 billion in fiscal 2003. This does not include approximately $350 million in Medicaid related health care spending that was moved off-budget. After accounting for this off-budget spending, the GAA is $23.3 billion or 2% over estimated fiscal 2002 spending. On
July 29, 2002, the Acting Governor vetoed approximately $355 million of spending from the GAA. On July 31, 2002 the Legislature overrode approximately $77 million of the Acting Governor's vetoes.



         The GAA also utilized 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance to be approximately $290 million, as well as $917 million in reserves from the following sources: $790 million from the Stabilization Fund, $75 million from the Caseload Mitigation Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The Acting Governor vetoed the transfer of $790 million from the Stabilization Fund to the General Fund and reduced the transfer to $550 million.


         Tax collections in the first three months of fiscal 2003 were estimated to be $3.625 billion, or 2.3% less than tax collections over the same period in the prior year. Tax collections in the first three months of fiscal 2003 did meet benchmarks set by the consensus revenue estimate for fiscal 2003. However, the Department of Revenue now projects a slower than expected economic recovery in the second, third and fourth quarters of fiscal 2003. Therefore, when the Secretary for Administration and Finance submits his fiscal 2003 tax revenue estimate revision as required by law, it is expected that he will revise the estimate downward by approximately $250 million. The reduction is composed of an approximate $100 million reduction in estimated capital gains tax revenues, an approximate $100 million reduction in estimated other personal income tax revenues, and an approximate $50 million reduction in estimated sales tax revenues.


         On October 17, 2002, the Secretary of Administration and Finance reduced the official 2003 tax revenue estimate by $247 million to $15.145 billion, including $43 million anticipated to be collected from the fiscal 2003 tax amnesty program. The Executive Office for Administration and Finance now expects that the Massachusetts economy will recover more slowly than was projected at the time the consensus revenue estimate was agreed upon in July 2002. The delayed economic recovery will result in lower tax revenue collections over the remainder of fiscal 2003 than was projected. The reduction to the fiscal 2003 tax revenue estimate is composed of a $115 million reduction in withholding collections, a $102 million reduction in estimated capital gains tax revenues, and a $44 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources. The net reduction affects both baseline tax revenue projections and the July 19, 2002 tax increase legislation discussed above. The Executive Office for Administration and Finance estimates that the tax revenue decline, legislative overrides of the Acting Governor's vetoes to the GAA and other budgetary deficiencies including Medicaid costs in the aggregate will amount to an approximately $297 million statutory deficit against the budget adopted in the fiscal 2003 GAA.



         In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts pursuant to her authority under Chapter 29, Section 9C of the Massachusetts General Laws in the amount of approximately $98 million to partially address the anticipated revenue shortfall.


         CASH FLOW

         On August 23, 2002 the State Treasurer and the Secretary of Administration and Finance released the most recent cash flow projection for fiscal 2003. The cash flow projection for fiscal 2003 was based on the GAA, including the value of all vetoes and subsequent overrides, and supplemental appropriations enacted through the date of submission. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The cash flow projection incorporates a tax revenue estimate for fiscal 2003 of $15.350 billion, including the value of recently enacted tax increases and sales tax revenues dedicated to the MBTA. After factoring in $265 million of fiscal 2002 tax refunds that were paid in July and August of 2002 and $43 million in increased revenues anticipated from a tax amnesty program, the tax estimate for cash flow purposes is $15.127 billion. The cash flow projection also incorporates significant use of cash reserves, resulting in a net cash inflow of $1.093 billion, including $730 million from the Commonwealth's Stabilization Fund ($550 million related to fiscal 2003 and $180 million related to closing the books for fiscal 2002) and $363 million from various other funds.


         On June 30, 2002 the Commonwealth had a cash balance of $2.010 billion, including $412 million ear-marked to pay issued but outstanding checks. The cash flow projection (which excludes such ear-marked amounts) shows a beginning balance for fiscal 2003 of $1.598 billion, including $1.206 billion in segregated bond funds. The cash flow projects an ending balance of $1.057 billion, including $733 million in segregated bond funds. Excluding segregated bond funds, the beginning and ending cash balances for fiscal 2003 would be $391 million and $324 million, respectively, exclusive of amounts ear-marked for unpaid checks. The projection also excludes amounts available in the Commonwealth's Stabilization Fund and certain other reserve funds totaling approximately $840 million.


         The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes. The overall capacity of the Commonwealth's commercial paper program was increased from $600 million to $1.0 billion during fiscal 2002. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.


         The Commonwealth's next cash flow projection will incorporate projected changes to the Commonwealth's fiscal situation. These include (but are not limited to) the recently announced reductions in the official fiscal 2003 tax revenue estimate described above, and certain actions and proposals by the Acting Governor intended to improve the financial condition of the Commonwealth. The Commonwealth anticipates that its short-term cash position may be strained by the timing of certain spending reduction and revenue enhancement measures, which, although expected to mitigate the fiscal 2003 budget shortfall, may not be realized as cash to the Commonwealth until later in fiscal 2003.

         LITIGATION

         There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

         COMMONWEALTH PROGRAMS AND SERVICES

         From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in an action challenging the Commonwealth's funding of public primary and secondary education systems on both federal and state constitutional grounds, Webby v. Dukakis (later known as McDuffy v. Robertson, and now known as Hancock v. Driscoll, Supreme Judicial Court for Suffolk County No. 90-128), the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. However, the court also ruled that no then-present statutory enactment was to be declared unconstitutional. The court further ruled that the Legislature and the Governor were to determine the necessary response to satisfy the Commonwealth's constitutional duty, although a single justice of the court could retain jurisdiction to determine whether, within a reasonable time, appropriate legislative action had been taken. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. On May 10, 1995, the plaintiffs filed a motion for further relief, arguing that the 1993 legislation did not provide sufficiently for public education and that its timetable was too slow. On December 22, 1999, plaintiffs filed a motion for further relief in which they argued that the Commonwealth has not complied with the requirements of the McDuffy decision, and in which they seek declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations under McDuffy by taking appropriate steps within a reasonable time to implement education reform. The pleadings have been amended to add and drop parties. On June 27, 2002, the single justice transferred the case to the Superior Court for discovery and trial. A judge of the Superior Court has established a schedule for the case pursuant to which it will be tried. The amount of expenditures ultimately sought by the plaintiffs or required of the Commonwealth is uncertain but could be many hundreds of millions of dollars.


         Challenges by residents of five state schools for the retarded in Ricci
v. Murphy (U.S. District Court C.A. No 72-469-T) resulted in a consent decree in the 1970's which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986 leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provisions for individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

         Rolland v. Cellucci (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years. In March 2001, the court found the defendants in noncompliance with the settlement agreement, and lifted the agreement's stay of litigation, concerning the provisions of services to nursing home residents. On May 3, 2002, the court ruled that the Commonwealth is obligated to provide "active treatment" to plaintiffs and required the Commonwealth to take certain steps within specified periods to comply with such obligation. Defendants have appealed the order of May 3, 2002.

         In Ramos v. McIntire (Suffolk Superior Court No. 98-2154), plaintiffs allege that the Department of Transitional Assistance violated state and federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Service Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification, potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

         The Division of Medical Assistance is also engaged in several related lawsuits in which numerous hospitals seek injunctive and declaratory relief from DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by DMA under these two review programs, where the basis for the denial was DMA's determination that the claims were not medically necessary. In Athol Memorial Hospital, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2325-F), the plaintiffs seek injunctive and declaratory relief. In Baystate Medical Center v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2115-E), the plaintiff seeks injunctive and declaratory relief and monetary damages. In Massachusetts Hospital Association, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2324-E), the plaintiffs seek injunctive and declaratory relief. Salem Hospital v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-0750-C), is an alleged class action seeking declaratory relief and monetary damages. In the Baystate Medical case, the Court dismissed the claims under 42 U.S.C.(S) 1983 on December 16, 1999. In the Athol and Salem cases, the Court dismissed the claims under 42 U.S.C.(S) 1983 on December 29, 1999. In the Salem case, the Court denied the motion for class certification on December 29, 1999. In the Athol and Salem cases, the Court dismissed the claims for retroactive release. The remaining claims for declaratory and injunctive relief could prevent DMA from continuing to implement the prepayment and postpayment review programs under its new regulations. Since continued implementation of these programs would save the Division between $6 million and $11 million annually, DMA's expenditures would increase by that amount if it is barred from implementing these programs. In Athol Memorial Hospital et al. v. Warring, Supreme Judicial Court No. 8666 (consolidated cases), the Supreme Judicial Court ordered direct appellate review. On August 6, 2002, the Supreme Judicial Court held that the plaintiff hospitals, which had failed to exhaust their administrative remedies when their claims for Medicaid reimbursement were denied, could not later challenge the validity of the Division of Medical Assistance regulations via a breach of contract action.

         Atlanticare Medical Center v. Commissioner of the Division of Medical Assistance, Appeals Court No. 01-P-1594. This case involves the Division of Medical Assistance's issuance of overpayment notices when the Division has paid provider claims and then identifies the presence of third party insurance. The Division recoups the payments and requires the providers to bill the third party insurer. After the insurer has processed the providers' claims for payment, the Division will pay the provider if the insurer denies the claim or will pay part of the claim if the insurer pays less than the amount the Division would pay in the absence of insurance. In this case, eight hospitals challenged the Division's authority to require the hospitals to bill the insurers, and instead wanted the Division to obtain the payment directly from the insurer. The Superior Court ruled that the Division's regulations violated federal law. The Division appealed. An adverse decision in the Appeals Court could cost the Division approximately $20 million each year in lost recoveries due to Medicare prohibitions on the Division billing providers and which, in any event, would be difficult for the Division to pursue without the detailed information providers have about each case.

         Massachusetts Ambulance Association, Inc. v. Division of Medical Assistance, Suffolk Superior Court No. 00-1262-B. The plaintiff private ambulance companies allege that Medicaid's rates of reimbursement for ambulance services are unlawfully insufficient. The complaint included a confiscation claim for the period covering March 1, 1998, through the present that could, in theory, have established a loss to the Commonwealth of approximately $30 million. Other smaller claims could have added a few million more to the total potential liability. Both sides filed motions for summary judgment. The case has been settled on the following terms. Defendants have agreed to increase prospectively the rates paid to ambulance services under the Medicaid program. The rates will increase by approximately $15-18 million per year, with half of the amount of the increase to be reimbursed by the federal government. The settlement does not provide relief for prior years.

         Boulet v. Cellucci (formerly Valerie Anderson v. Cellucci, U.S. District Court C.A. No. 99-10617-DPW), is a class action asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residences for adult mentally retarded individuals. The court approved a settlement agreement entered into by the parties that provides for additional annual funding of $22 million in 2002, $18 million in 2003, $15 million in 2004, $15 million in 2005 and $15 million in 2006.

         Lopes v. Commonwealth (Suffolk Superior Court No. 01-1337-BLS) is a class action in which the plaintiffs seek to enjoin the Division of Medical Assistance from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $20 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss.

         Massachusetts Extended Care Federation et al. v. Division of Health Care Finance and Policy and Division of Medical Assistance, et al. A nursing home trade association along with eight individual nursing facilities have sued the Division of Medical Assistance and the Division of Health Care Finance and Policy seeking to preliminarily and permanently enjoin the existing Medicaid payment rates established for nursing facilities by the Division of Health Care Finance and Policy and to implement higher rates. Plaintiffs challenge several components of the nursing facility rate-setting regulation, including but not limited to the cost adjustment factor, the occupancy standard, standard payments for nursing, the Administrative & General allowance and the total payment adjustment. On February 11, 2002, a hearing on plaintiffs' motion for a preliminary injunction was held in Suffolk Superior Court. Following the hearing, the Court issued an order denying said motion, finding that the plaintiffs failed to show a risk of imminent, irreparable harm. The staff at the Division of Health Care Finance and Policy had estimated that if the plaintiffs were successful on all claims, the Commonwealth's liability could exceed $300 million annually, but that such an outcome would be unlikely on the merits of the claims. On July 31, 2002, the parties filed with the Court a Stipulation of Dismissal, without prejudice.

         Rosie D. v. Governor, First Circuit Court of Appeals. The plaintiff asserts claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied in the United States District Court. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. The plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

         Hingham Healthcare v. Division of Health Care Finance and Policy, Suffolk Superior Court. This case challenges the capital component (approximately 11%) of the overall rate paid to nursing facilities by Medicaid. Should the plaintiffs be successful, potential liability would range from $10-20 million per year in increased rates. The Superior Court granted the Commonwealth's motion for summary judgment on July 19, 2002. Plaintiffs have filed a notice of appeal.

         Goodridge v. Commissioner of Public Health, Supreme Judicial Court. In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. Depending on the scope of the court's decision, a decision in plaintiffs' favor could cost the Commonwealth an indeterminable amount in various forms of state tax deductions and benefits. The Superior Court granted summary judgment in favor of the defendant. Plaintiffs have appealed and the Supreme Judicial Court has granted direct appellate review.

         Dzialo v. Greenfield, Franklin Superior Court. In this case, an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries, which will likely be permanent. The plaintiffs allege civil rights and negligence claims. The plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. The plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

         ENVIRONMENTAL MATTERS

         The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission (U.S. District Court C.A. No. 85-0489-MA). See also Conservation Law Foundation v. Metropolitan District Commission (U.S. District Court No. 83-1614-MA). The Massachusetts Water Resources Authority (MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

         Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $30 million. Subject to legislative appropriation, the Commonwealth will reimburse the College up to a maximum of $1.4 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the reminder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs.

         In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General's Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

         TAXES AND REVENUES

         There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

         In General Mills, Inc. v. Commissioner of Revenue (Appellate Tax Board No. F223398), the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including tax, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report.

         In Tenneco, Inc. v. Commissioner of Revenue (Appellate Tax Board Nos. F162137-F162140), the taxpayer seeks $34.3 million in excise taxes and interest. On September 6, 2000, the Appellate Tax Board issued findings of fact and a report in support of its 1998 decision in favor of the Commissioner. On October 31, 2000, the taxpayer filed a notice of appeal.

         In EG&G, Inc. v. Commissioner of Revenue (Appellate Tax Board Nos. F245459, F245460, F245461, F253131, F233126), the taxpayer seeks $21.2 million in excise taxes and interest.

         EMINENT DOMAIN

         In Spaulding Rehabilitation Hospital Corporation v. Massachusetts Highway Department (Suffolk Superior Court No. 95-4360C), the Spaulding Rehabilitation Hospital filed an action to enforce an agreement to acquire its property by eminent domain, in connection with the Central Artery/Ted Williams Tunnel project. On March 13, 1998, the Superior Court entered judgment for the Commonwealth dismissing the complaint. The plaintiff has appealed the Superior Court's dismissal of the complaint. In December 1999, the Spaulding Rehabilitation Hospital filed an eminent domain action concerning the same property. Spaulding Rehabilitation Hospital Corp. v. Commonwealth (Suffolk Superior Court No. 99-5733-E). Potential liability in this action could approach $35 million. In Boston & Maine Railroad v. Commonwealth (C.A. No. 99-3928E), pending in Middlesex Superior Court, the plaintiff seeks $29 million for a taking of land in Cambridge for the Central Artery/Ted Williams Tunnel project.

         Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project. Plaintiffs have asserted claims in excess of $150 million.

         Bates v. Director of the Office of Campaign and Political Finance, Supreme Judicial Court. Plaintiffs alleged that the Director of the Office of Campaign and Political Finance was violating the Clean Elections law by declining to distribute public campaign finance funds to qualifying candidates absent a legislative appropriation for that purpose. On January 25, 2002, the Supreme Judicial Court ruled on the merits that the Legislature has a constitutional duty to either appropriate funds necessary to implement the Clean Elections law, or to repeal the law. On February 25, 2002, the court ruled that candidates who have been certified under the Clean Elections law, but who have not received funding due to the lack of appropriated funds, are entitled to the entry of money judgments against the Commonwealth in amounts equal to the amount of Clean Elections funding due them. The court accordingly ordered judgment for one plaintiff in the amount of $811,050. That judgment was partially satisfied on February 28, 2002, out of an account appropriated for the payment of damages awards generally, but no further appropriated money is currently available to pay the remainder of the judgment. Plaintiffs moved for an order permitting them to execute the judgment on various funds in the state Treasury, notwithstanding the absence of an appropriation; that motion was denied by a single justice of the Supreme Judicial Court on March 12, 2002. On April 5, 2002 a single justice of the Supreme Judicial Court granted plaintiffs' motion for issuance of executions to be satisfied by levy and sale of the Commonwealth's real or personal property. Plaintiffs' motion to shorten the notice period for sales of real property, and to set aside any surplus proceeds of such sales to be used to satisfy future judgments, was denied. Subsequently, certain Commonwealth property has been sold at auction to satisfy some of the outstanding portion of the existing judgments, and plaintiffs have identified other Commonwealth property upon which to levy for the balance. On June 11, 2002, the Director of the Office of Campaign and Political Finance advised the Senate Ways and Means Committee that, given the number of candidates who had qualified or still could qualify for Clean Elections funding during the 2002 election cycle, the maximum amount required to fund the Clean Elections system for the 2002 election cycle was estimated at $9,553,461.

         Brown Rudnick Freed & Gesmer and Lieff Cabraser Heimann & Bernstein, LLP, et al. v. Commonwealth of Massachusetts, Suffolk Superior Court C.A. No. 01-5883-BLS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fee agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. Plaintiffs seek approximately $562 million. The plaintiffs sought $20 million payable out of previous tobacco settlement payments to the Commonwealth, and the balance over a period of years as a percentage of each year's receipts of tobacco settlement funds. In an early ruling in the case, the Court found that Brown Rudnick's arguments may ultimately inure to the benefit of all five law firms that represented the Commonwealth in the legal action against tobacco manufacturers. The effect of this ruling is to increase the potential exposure for the Commonwealth from over $500 million to approximately $1.3 billion.

         Shwachman v. Commonwealth of Massachusetts. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land. The plaintiff may seek an additional $30 million in such an action.

         New England Division of the American Cancer Society, et. al. v. Sullivan, et. al., Supreme Judicial Court for Suffolk County No. SJC-02-0092. This is a statutory and constitutional challenge to the Acting Governor's reduction of allotments of prior appropriations pursuant to M.G.L. c. 29, sec. 9C. The allotment reductions specifically challenged in the suit total $22.4 million. On June 14, 2002, the Court issued a decision finding in favor of the Acting Governor.

         ATTORNEY GENERAL INVESTIGATION

         On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Central Artery/Ted Williams Tunnel project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

         SEC INVESTIGATION

         On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission is conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the Commission.

         OTHER ISSUERS OF MASSACHUSETTS BONDS

         There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts bonds.

         Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

         MASSACHUSETTS TAX MATTERS

         The following is based upon the advice of Edwards & Angell LLP, special Massachusetts counsel to the Fund.

         The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions.

         The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as regulated investment companies, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

         The Fund is not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

         Distributions by the Fund that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax.

         In addition, distributions by the Fund that are attributable to interest on obligations of the United States exempt from state income tax under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

         Distributions by the Fund, regardless of source, are subject to the Massachusetts corporate excise tax.

         Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the Massachusetts personal income or corporate excise tax.

         Shares of the Fund may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

         Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

                Nuveen Insured Massachusetts Tax-Free Advantage
                                 Municipal Fund







                      ------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                      ------------------------------------







                                             , 2003

                           PART C - OTHER INFORMATION



ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

      1. Financial Statements

         Statement of Assets and Liabilities, November 4, 2002 (audited)

         Statement of Operations from September 30, 2002 (date of organization) through November 4, 2002 (audited)

         Statement of Assets and Liabilities, December 18, 2002 (unaudited)

         Statement of Operations from November 22, 2002 (commencement of operations) through December 18, 2002 (unaudited)

         Statement of Changes in Net Assets from November 22, 2002 (commencement of operations) through December 18, 2002 (unaudited)

         Portfolio of Investments, December 18, 2002 (unaudited)

      2. Exhibits



a Declaration of Trust dated July 29, 2002. Filed on October 4, 2002 as exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*


b.1 By-Laws of Registrant. Filed on October 4, 2002 as exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

b.2 By-Laws of Registrant as amended and restated on October 22, 2002. Filed on November 25, 2002 as exhibit b.2 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

c        None.

d        Form of Share Certificate.


e Terms and Conditions of the Dividend Reinvestment Plan. Filed on November 20, 2002 as exhibit e to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*


f        None.


g Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated November 14, 2002. Filed on November 20, 2002 as Exhibit g to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*


h.1      Form of Underwriting Agreement.

h.2      Form of Salomon Smith Barney Master Selected Dealer Agreement.

h.3      Form of Master Agreement Among Underwriters.


i Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on November 20, 2002 as
         Exhibit i to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*



j Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated November 4, 2002. Filed on November 20, 2002 as Exhibit j to Pre-Effective Amendment No. 2 to Registrant's
         Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*



k.1 Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on November 20, 2002 as Exhibit k.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*



k.2 Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated November 14, 2002. Filed on November 20, 2002 as Exhibit
         k.2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*


k.3 Form of Auction Agency Agreement between the Registrant and Deutsche Bank Trust Company Americas as to the Registrant's MuniPreferred shares.

k.4 Form of Broker-Dealer Agreement as to the Registrant's MuniPreferred shares.

k.5 Form of DTC Representation Letter as to the Registrant's MuniPreferred shares.

l.1      Opinion and consent of Vedder, Price, Kaufman & Kammholz.

l.2      Opinion and consent of Bingham McCutchen LLP.

m        None.

n.1      Consent of Ernst & Young LLP.

n.2      Consent of Edwards & Angell, LLP.

o        None.


p        Subscription Agreement of Nuveen Advisory Corp. dated November 4, 2002.
         Filed on November 20, 2002 as Exhibit p to Pre-Effective Amendment
         No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*


q        None.

r Code of Ethics of Nuveen Advisory Corp. Filed on October 24, 2002 as Exhibit r to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

s Power of Attorney. Filed on November 20, 2002 as exhibit s to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

ITEM 25: MARKETING ARRANGEMENTS

         See Sections 2,3 and 5(h) of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

         See the Introductory Paragraph and Sections 2 and 3(d) of the Form of Master Selected Dealer Agreement filed as Exhibit h.2 to this Registration Statement.

         See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Master Agreement Among Underwriters filed as Exhibit h.3 to this Registration Statement.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Securities and Exchange Commission fees.................     $  1,886
Printing and engraving expenses.........................       50,000
Legal Fees..............................................       44,000
Accounting expenses.....................................        6,500
Rating agency fees......................................       12,300
Miscellaneous expenses..................................        7,814
                                                             --------

   Total................................................     $122,500
                                                             ========





ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 28: NUMBER OF HOLDERS OF SECURITIES


         At November 18, 2003:



                                                                  NUMBER OF
                   TITLE OF CLASS                              RECORD HOLDERS
                   --------------                              --------------
Common Shares, $0.01 par value..........................             1


ITEM 29: INDEMNIFICATION

         Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

         Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

         (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;


                                    Part C-2

         (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

         (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (ii)     by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

         (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


                                    Part C-3

         The trustees and officers of the Registrant are covered by Investment Trust Directors and officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

         Section 8 of the Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Nuveen Advisory Corp. serves as investment adviser to the following open- end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal


                                    Part C-4

Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3 and Nuveen North Carolina Dividend Advantage Municipal Fund 3.

         Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of Nuveen Advisory Corp., all of whom's business address is 333 West Wacker Drive, Chicago, Illinois 60606, appears below:


                                    Part C-5

                                                                  OTHER BUSINESS PROFESSION, VOCATION
           NAME AND POSITION WITH NAC                             OR EMPLOYMENT DURING PAST TWO YEARS
           --------------------------                             -----------------------------------
John P. Amboian,
   President..................................     President, formerly Executive Vice President of The John Nuveen
                                                   Company, Nuveen Investments, Nuveen Institutional Advisory Corp.,
                                                   Nuveen Asset Management, Inc. and Nuveen Senior Loan Asset
                                                   Management, Inc. and Executive Vice President and Director of
                                                   Rittenhouse Financial Services, Inc.
Alan G. Berkshire, Senior Vice President,
   Secretary and General Counsel..............     Senior Vice President, General Counsel and Secretary of The John
                                                   Nuveen Company, Nuveen Investments, and Nuveen Institutional
                                                   Advisory Corp. Senior Vice President and Secretary (since 1999)
                                                   of Nuveen Senior Loan Asset Management Inc., prior thereto,
                                                   Partner in the law firm of Kirkland & Ellis.
Margaret E. Wilson,
   Senior Vice President, Finance.............     Senior Vice President, Finance, of the John Nuveen Company,
                                                   Nuveen Investments and Nuveen Institutional Advisory Corp. and
                                                   Senior Vice President and Controller of Nuveen Senior Loan Asset
                                                   Management, Inc.; formerly CFO of Sara Lee Corp., Bakery
                                                   Division.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

         Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

ITEM 32: MANAGEMENT SERVICES

         Not applicable.

ITEM 33: UNDERTAKINGS

         1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.


                                    Part C-6

         5.       The Registrant undertakes that:


                  a. for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and



                  b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.


         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.


                                    Part C-7

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 8th day of January, 2003.


                                               NUVEEN INSURED MASSACHUSETTS
                                               TAX-FREE ADVANTAGE MUNICIPAL FUND

                                               /s/ Jessica R. Droeger
                                               ---------------------------------
                                               Jessica R. Droeger,
                                               Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


               Signature                                 Title                                       Date
               ---------                                 -----                                       ----
/s/ Stephen D. Foy                       Vice President and Controller (Principal              January 8, 2003
----------------------------------       Financial and Accounting Officer)
Stephen D. Foy

/s/ Gifford R. Zimmerman                 Chief Administrative Officer (Principal               January 8, 2003
----------------------------------       Executive Officer)
Gifford R. Zimmerman

Timothy R. Schwertfeger*                 Chairman of the Board and Trustee

Robert P. Bremner*                       Trustee

Lawrence H. Brown*                       Trustee

Anne E. Impellizzeri*                    Trustee

Peter R. Sawers*                         Trustee

William J. Schneider*                    Trustee

Judith M. Stockdale*                     Trustee

By: /s/ Gifford R. Zimmerman
    ------------------------------
Gifford R.  Zimmerman
Attorney-In-Fact

January 8, 2003

------------------

*       Original powers of attorney authorizing Jessica R. Droeger and Gifford
        R. Zimmerman, among others, to execute this Registration Statement, and amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed on November 20, 2022 as exhibits to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and are incorporated by reference herein.


                                    Part C-8

                                INDEX TO EXHIBITS



a Declaration of Trust dated July 29, 2002. Filed on October 4, 2002 as exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

b.1 By-Laws of Registrant. Filed on October 4, 2002 as exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

b.2 By-Laws of Registrant as amended and restated on October 22, 2002. Filed on November 25, 2002 as exhibit b.2 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

c        None.

d        Form of Share Certificate.

e Terms and Conditions of the Dividend Reinvestment Plan. Filed on November 20, 2002 as exhibit e to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*


f        None.

g Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated November 14, 2002. Filed on November 20, 2002 as Exhibit g to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

h.1      Form of Underwriting Agreement.

h.2      Form of Salomon Smith Barney Master Selected Dealer Agreement.

h.3      Form of Master Agreement Among Underwriters.

i Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on November 20, 2002 as
         Exhibit i to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

j Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated November 4, 2002. Filed on November 20, 2002 as Exhibit j to Pre-Effective Amendment No. 2 to Registrant's
         Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

k.1 Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on November 20, 2002 as Exhibit k.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated November 14, 2002. Filed on November 20, 2002 as Exhibit
         k.2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

k.3 Form of Auction Agency Agreement between the Registrant and Deutsche Bank Trust Company Americas as to the Registrant's MuniPreferred shares.

k.4 Form of Broker-Dealer Agreement as to the Registrant's MuniPreferred shares.

k.5 Form of DTC Representation Letter as to the Registrant's MuniPreferred shares.

l.1      Opinion and consent of Vedder, Price, Kaufman & Kammholz.

l.2      Opinion and consent of Bingham McCutchen LLP.

m        None.

n.1      Consent of Ernst & Young LLP.

n.2      Consent of Edwards & Angell, LLP.

o        None.

p        Subscription Agreement of Nuveen Advisory Corp. dated November 4, 2002.
         Filed on November 20, 2002 as Exhibit p to Pre-Effective Amendment
         No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

q        None.

r Code of Ethics of Nuveen Advisory Corp. Filed on October 24, 2002 as Exhibit r to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*

s Power of Attorney. Filed on November 20, 2002 as exhibit s to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-100352) and incorporated herein by reference.*





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 *       Previously filed.




                                    Part C-9